                                CONTRACT OF SALE


         THIS CONTRACT OF SALE (this "Contract") is made by and between ULTRAK OPERATING, L.P., a Texas limited partnership ("Seller"), and BRIARWOOD CAPITAL CORPORATION, a Texas corporation, and/or its successors and/or assigns (subject to Section 11.6 below) ("Purchaser"). In consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:


                                    ARTICLE I

                                Sale and Purchase

         Subject to the terms and provisions of this Contract, Seller hereby sells and agrees to sell and convey to Purchaser, and Purchaser hereby buys and agrees to pay for all of the following described property (sometimes referred to herein in collectively as the "Property"):

         (a) A total of 14.002 acres of land being all of Lots 1R-A and 1R-B, Block C, of Water's Ridge-Phase I, an Addition to the City of Lewisville, Denton County, Texas, according to the Replat thereof recorded on May 10, 2001, under Document No. 2001-R0044819, Plat Records, Denton County, Texas, being a replat of Lot 1R Block C, of Water's Ridge-Phase I, an Addition to the City of Lewisville, Denton County, Texas, according to the Replat thereof recorded in Cabinet M, Page 66, Plat Records, Denton County, Texas (the "Land") and being described more fully on Exhibit "A" attached hereto and made a part hereof for all purposes, such description contained on Exhibit "A" being for the reasonable identification of the Land which is the subject hereof, and may be supplemented by the metes and bounds or other legal description of the Land to the extent provided for in
              Article IV hereinbelow; together with all of Seller's right, title and interest in and to the rights and appurtenances pertaining to the Land, including, any right, title and interest of Seller in and to adjacent roads, streets, alleys, easements or right-of-way;

         (b) the office, industrial and/or warehouse buildings and any and all other buildings, structures and improvements on the Land (collectively, and as applicable, the "Improvements"), commonly referred to as and with a street address of 1301 Waters Ridge Drive, Lewisville, Texas 75057:

         (c) all mechanical systems, fixtures and equipment (including, but not limited to, compressors, engines, elevators and escalators); electrical systems, fixtures and equipment; heating fixtures, systems and equipment; air conditioning fixtures, systems and equipment; plumbing fixtures, systems and equipment; all furniture, carpets, drapes and other furnishings; refrigerators, stoves and other appliances; maintenance equipment and tools; and all other machinery, equipment, fixtures and personal property of every kind and character, and all accessories and additions



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



              thereto, owned by Seller and located in or on or in the area of the Property, or used in connection with the Land or the Improvements or the operations thereon, excluding, however, any such item(s) that is subject to an Equipment Lease (as hereinafter defined) (collectively, and as applicable, the "Personalty");

         (d) all rights, titles and interests of Seller in and to any easements, rights-of-way, rights of ingress or egress or other interests in, on or to any land, highway, street, road or avenue, opened or proposed, in, on, across, in front of, abutting or adjoining the Land;

         (e) all goodwill, if any, relating to the Land and Improvements; all telephone exchanges, if any, related to the operation and management of the Property;

         (f) all rights, titles and interests of Seller in and to any condemnation award, if any, made or to be made, after the Closing Date, in respect of the Land and/or the interests described in the foregoing Paragraphs (a) and (e) of this Article and in and to any unpaid award for damage to the Land or Improvements and/or said interests by reason of change of grade of any street. Seller will execute and deliver to Purchaser, at the Closing (as hereinafter defined), or thereafter, on demand, but without recourse or warranty, all property instruments for the conveyance of such title and the assignment and collection of any such award; and

         (g) all other rights, privileges and appurtenances owned by Seller and in any way related to the properties described above in this
              Article I, including but not limited to all warranties, guarantees, plans, specifications, permits, maintenance contracts and other contracts pertaining to the Property (to the extent in Seller's possession, assignable and desired by Purchaser).


                                   ARTICLE II

                             Earnest Money Deposit

         2.1 Amount and Title Company. Purchaser shall, upon execution of this Contract by both Purchaser and Seller, deposit with Republic Title of Texas, Inc., whose address is 2626 Howell Street, 10th Floor, Dallas, Texas 75204,
Attention: C. Richard White [Telephone: (214) 855-8868; Telecopy: (214) 855-8898] (hereinafter referred to as the "Title Company"), the sum of $100,000.00 (the "Earnest Money"). The Earnest Money shall be deposited by the Title Company in an interest-bearing account at a federally insured depository institution in Dallas County, Texas, acceptable to Purchaser. Any interest accruing on such account prior to the time such Earnest Money becomes the property of Seller or Seller gains the rights thereto, shall be reported for tax purposes under the tax identification number of Purchaser. After such time as Seller becomes entitled to the Earnest Money, the interest accruing or paid may be reported under Seller's tax identification number. In the event that this Contract is actually closed and consummated in accordance with the terms hereof, the Earnest Money shall be applied toward the cash payment due at Closing by the Purchaser to the Seller in accordance with the terms of Article III hereinbelow. In the event that this Contract does not actually close and consummate in accordance with the terms hereof, the Earnest Money shall be disbursed by the Title Company to Seller or Purchaser (as appropriate) in accordance with the terms of this Contract. In the event that the Purchaser shall fail to timely deposit the Earnest Money (or, if in the form of a check, the bank on whom such check is drawn refuses to fully honor such check when negotiated and presented for payment by the Title Company), this Contract shall by written notice from Seller to Purchaser terminate, whereupon neither party shall have any further obligations or liabilities hereunder.

         2.2 Independent Contract Consideration. Seller and Purchaser hereby acknowledge that independent consideration for this Contract in the sum of $100.00 shall be delivered to Seller out of the Earnest Money should this Contract terminate for any reason whatsoever (excepting a default by Seller); and based on such consideration and the mutual covenants of Seller and Purchaser contained herein, Seller hereby agrees that Seller shall not terminate this Contract without the prior written consent of Purchaser except as may be expressly provided for in this Contract. This paragraph does not limit Seller's possible right to retain the Earnest Money under other provisions of the Contract.


                                   ARTICLE III

                                 Purchase Price

         3.1 Amount. The total purchase price for the Property (the "Purchase Price") shall be SIX MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($6,600,000.00).

         3.2 Manner of Payment. The Purchase Price shall be paid to Seller and shall be payable in cash or other same-day immediately available funds at the Closing.



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



                                  ARTICLE IV

                        Title and Survey; Environmental

         4.1 Title Commitment. As soon as is practicable following the date of this Contract (but in any event, within three (3) business days after the date of this Contract), the Title Company shall, at Seller's sole cost and expense, deliver to Purchaser and to the surveyor referred to in Section 4.2 below: (i) a current commitment for Owner's Policy of Title Insurance in favor of Purchaser (the "Title Commitment"), (ii) legible copies of all instruments shown as exceptions in Schedule B of the Commitment, and (iii) UCC searches, both from the Secretary of State of Texas, the Secretary of State of the state of incorporation of Seller and from Denton County, Texas (the "UCC Searches").

         4.2 Survey. As soon as is practicable following the date of this Contract (but in any event, within three (3) business days after delivery of the Title Commitment to Purchaser), Seller shall, at Seller's sole cost and expense, cause to be furnished to Purchaser and the Title Company a copy of the as-built survey plat of the Land and Improvements (the "Survey"), prepared by John Piburn of Brockette/Davis/Drake, Inc., or by another registered surveyor or engineer reasonably acceptable to Purchaser and in a form acceptable to the Title Company for it to delete the survey exception (other than area) from Schedule B of its Owner Policy of Title Insurance. The Survey shall also be certified to Purchaser and the Title Company, shall include a legal description of the Land, shall show the location and dimensions of all the improvements, encroachments, uses (including the location of all streets, roads, easements, alleys and right-of-way upon or adjacent to the Land) and encumbrances which are visible on the ground or listed on the Title Commitment (identifying each by volume and page reference, if applicable), shall recite an exact area of the Land, shall state whether or not applicable governmental maps show all or any portion of the Land to be within a flood plain, and shall otherwise be in accordance with the standards for a Category 1A, Condition II survey, as established and adopted by the Texas Society of Professional Surveyors.

         4.3 Review Period. Purchaser shall have a period (the "Review Period") ending on the later of (a) seven (7) days after the date on which Purchaser has received the last of the Title Commitment, the UCC Searches, the Survey and the Submission Matters, or (b) ten (10) days following the execution of this Contract, to terminate this Contract if it is not satisfied with any one or more of the Review Items (as defined in Section 5.3 below). Any title encumbrances or exceptions which are set forth in Schedule B of the Title Commitment or on the Survey at the conclusion of the Review Period (but not including any mortgage lien, if any, which Seller agrees to remove at or prior to the Closing), shall be deemed to be permitted exceptions to the status of Seller's title (the "Permitted Exceptions").

         4.4 Environmental. As between Seller and Purchaser, Seller shall be responsible for taking such remedial action as may be required by applicable law in connection with any hazardous or toxic materials that are located on or under the Property as of the Closing (except with respect to any hazardous or toxic materials released onto or under the Property by Purchaser or its agents or invitees), and Seller shall indemnify and hold Purchaser harmless with respect to any costs, demands, claims or liabilities incurred by Purchaser in connection therewith, provided that Purchaser shall provide Seller written notice of any hazardous or toxic materials located on or under the Property that are discovered by Purchaser prior to the Closing. The term "hazardous or toxic materials" as used in this Contract shall mean (w) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss.6901 et.seq.), as amended from time to time, including without limitation, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984, and regulations promulgated thereunder, (x) any "hazardous substance", "pollutant" or "contaminant" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss.9601 et. seq.), as amended from time to time, including without limitation, as amended by the Superfund Amendments and Reauthorization Act of 1986, and regulations promulgated thereunder, all as amended from time to time, and all rules and regulations applicable to each, (y) any toxic substance as defined under or regulated by the Toxic Substances Control Act, and (z) oil and petroleum products, chlorinated biphenyls, radioactive materials or waste containing lead. The provisions of this Section 4.4 shall survive the Closing.


                                    ARTICLE V

                           Investigation by Purchaser

         5.1 Matters Previously Submitted or to be Submitted. Purchaser acknowledges that Seller has previously delivered to Purchaser the items marked below with an (x). Seller hereby agrees that for those items below which are not marked with an (x), Seller will deliver (and/or cause to be delivered) such items to Purchaser within three (3) business days after the date of this Agreement. All items listed below, i.e., regardless of whether or not marked with an (x), are hereinafter referred to as the "Submission Matters":

         ( ) (a) copies of any structural, mechanical, electrical and environmental studies of the Property (if any) in the possession of Seller (and Seller agrees to either (i) cause such environmental studies (if any) to be addressed to Purchaser, or (ii) cause letters from the firms and/or engineers (as applicable) that prepared such environmental studies (if any) to be issued to Purchaser, stating that such environmental studies may be relied upon by Purchaser);

         ( ) (b) whatever site plans, plans, specifications and similar information may be in the possession of Seller;

         ( ) (c) copies of any Certificates of Occupancy in the possession of Seller;

         ( ) (d) copies of all equipment leases (as applicable, referred to herein singularly as an "Equipment Lease", and collectively as "Equipment Leases"), warranties, maintenance contracts and service contracts pertaining to the Property (to the extent in the possession of Seller);

         ( ) (e) copies of all paid utility bills for the most recent calendar month;

         ( ) (f) copies of 2000 and 2001 tax statements (and evidence of payment of 2000 taxes), and documentation relating to the 2002 valuation, as well as any valuation appeal (if any);

         ( ) (g) copies of operating statements (including revenues and expenses) for 2000 and year-to-date 2001; and

         ( ) (h) a written certification signed by an authorized officer or agent of Seller, confirming that Seller has delivered (and/or caused to be delivered) all required Submission Matters which are in its possession and that to the best knowledge and belief of Seller, all copies delivered to Purchaser are true and correct copies of such Submission Matters; provided, however, that Seller does not warrant the accuracy of such Submission Matters.

Purchaser agrees that (x) unless and until the Closing is consummated Purchaser will keep all Submission Matters strictly confidential and will not reveal any information therein except to Purchaser's professional counselors (i.e., engineers, property managers, attorneys, accountants, etc.) or to potential partners and/or financial sources for purchase-money financing (if any), and (y) in the event that the Closing is not consummated, Purchaser shall return such Submission Matters to Seller.

         5.2 Inspection. During the Review Period, Seller shall, to the extent that it does not require Seller's expenditure of more than nominal funds, cooperate and assist Purchaser or its authorized representatives in any and all feasibility studies (physical, financial, legal or otherwise), audits, inspections and tests which Purchaser may choose to conduct. Within such period, Purchaser may also inspect the Property and may authorize its agents to conduct environmental, engineering, mechanical, roof and electrical inspections and tests to determine if the Property is in a condition satisfactory to the Purchaser; provided, however, that Purchaser must give advance telephone notice of such on-site inspections to a representative of Seller and must obtain the prior written consent of Seller (such consent not to be unreasonably withheld, conditioned or delayed) to conduct any invasive environmental tests on the Property. All inspections and tests by Purchaser or its representatives shall be at the sole cost and expense of Purchaser. Purchaser and its agents and representatives shall enter upon the Land and Improvements at their own risk and shall not unreasonably interfere with the operation of the Property. Purchaser shall repair at Purchaser's expense any damage to the Property caused by the inspections or tests. Purchaser agrees to indemnify and hold Seller harmless from any loss, cost or expense in connection with any such inspection, excluding Seller's negligence or willful misconduct, as a result of unpermitted activity.

         5.3 Approval of Review Items. The obligations of Purchaser pursuant to this Contract are expressly conditioned and contingent upon Purchaser's satisfaction, in Purchaser's complete discretion, with the Title Commitment, the UCC Searches, the Survey, the Submission Matters and the results of all reviews, inspections and feasibility studies made by Purchaser pursuant to the provisions of Sections 5.1 and 5.2 within the Review Period (collectively, the "Review Items"). In the event Purchaser fails to notify Seller in writing on or before the end of the Review Period, of its approval of all such Review Items, then this Contract shall automatically terminate, which shall be a Permitted Termination as provided in Section 9.1 hereof.


                                  ARTICLE VI

                        Warranties and Representations

         6.1 Seller's Warranties and Representations. Seller represents and warrants to Purchaser as of the date hereof that to the best if Seller's knowledge all of the statements set out below are accurate:

         (a) There are no parties in possession of any portion of the Property, as lessees (whether in possession or not), tenants at will, trespassers or otherwise, nor any licensees or other occupants of the Improvements other than Seller.

         (b) Seller is not prohibited from consummating the transactions contemplated in this Contract by any law, regulation, agreement, instrument, restriction, order or judgment;

         (c) There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws pending against Seller, or to Seller's knowledge threatened against Seller, or the Property;

         (d) Seller has not received any written notice of any pending condemnation or similar proceeding affecting the Land and Seller has not received any written notice and has no actual knowledge that any such proceeding is contemplated;

         (e) All ad valorem taxes applicable to the Property have been paid current through calendar year 2001;

         (f) No bills are outstanding which create -- or, after the Closing, may create -- a mechanics lien against all or any portion of the Property;

         (g) Seller has not received actual notice of any action, suit, proceeding or claim affecting the Property, or affecting Seller and relating to or arising out of any of any existing leases affecting the Property or the ownership, operation, use or occupancy of the Property by Seller pending or being prosecuted in any court or by or before any federal, state, county, or municipal department, commission, board, bureau or agency or other governmental instrumentality nor, to the actual knowledge of Seller, is any such action, suit, proceeding or claim threatened or being asserted;

         (h) Seller has no knowledge of any unrecorded instruments or agreements related to the Property, or its operation, which will survive the Closing, other than those which have been referred to in this Contract or have been or will be delivered to Purchaser with the Submission Matters or at Closing;

         (i) Seller has no knowledge that the Property has ever been used for the production, storage, deposit or disposal of any "hazardous or toxic materials" (as that term is defined in Section 4.4 above);

         (j) Seller has no knowledge that the Property or any part thereof is in violation of any law, ordinance or regulation of any governmental entity having jurisdiction over the Property;

         (k) To the best of Seller's knowledge, no portion of the Property has been designated by the U.S. Corps of Engineers, nor by the municipality in which the Property is located, as being in a "flood plain" or other flood-prone area;



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         (l)  To the best of Seller's knowledge, the Property is not located within a "water district" or other similar utility district;

         (m) Neither Seller nor, to the best of Seller's knowledge, any of Seller's predecessors within the past five years, has claimed the benefit of any law permitting a special use valuation (such as agricultural" or "open space") for the purpose of obtaining an ad valorem tax rate lower than the nominal rate;

         (n) Seller is not a "foreign person" as that term is used in Section 1445 of the Internal Revenue Code of 1986, as amended; and

         (o) Assuming the truth and accuracy of Purchaser's representations contained in the Warrant Agreement (as defined in Section 11.17 below) that Purchaser is acquiring the Warrants (as defined in
              Section 11.17 below) as an investment and not with a view to the distribution thereof, the issuance and sale of the Warrants to Purchaser under the Warrant Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended.

It will be a condition to Purchaser's obligations to consummate the Closing that all above representations and warranties of Seller be accurate as of the Closing Date. The representations and warranties of Seller shall survive the Closing (but only as to facts as they exist at the Closing and only to the extent that the representations and warranties are not actually known by Purchaser to be incorrect at the Closing). References in this Section 6.1 to the "knowledge" of Seller shall be deemed to refer only to the actual knowledge (as opposed to constructive, deemed or imputed knowledge) of the Designated Employees (as hereinafter defined) of Ultrak, Inc., a Delaware corporation, and shall not be construed, by imputation or otherwise, (x) to refer to the knowledge of any party other than the Designated Employees, including, without limitation, Seller, Ultrak, Inc., or any affiliate of either of them, to any property manager, or to any other officer, agent, manager, representative or employee of Seller of Ultrak, Inc., or any affiliate thereof, or (y) to impose on such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "Designated Employees" shall refer collectively to (1) Karen Austin, Vice President and General Counsel of Ultrak, Inc., (2) Barry L. Lane, Treasurer of Ultrak, Inc., (3) George K. Broady, Chief Executive Officer of Ultrak, Inc. and
(4) Jeff Cohan, Properties Facilities Manager of Ultrak, Inc.

         6.2 Purchaser's Representations and Warranties. Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date that:

         (a) Purchaser has the right, title and authority to enter into this Contract, to comply with all the terms and obligations hereof and to consummate the transactions provided for hereunder;

         (b) Purchaser has not been served with any notice of any suit, action or proceeding, nor to the knowledge of Purchaser threatened against or affecting Purchaser, before or by any court or administrative agency or officer, which seeks to prohibit or enjoin this Contract or the transactions provided for herein;




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         (c)  To Purchaser's actual knowledge, no consent, approval or other action of, or filing or registration with, any governmental agency, commission or officer is required in connection with the execution or performance by Purchaser of this Contract;

         (d) To Purchaser's actual knowledge, the execution and delivery of this Contract and the transactions provided for herein will not result in a breach of any of the terms and provisions of or constitute a default under or conflict with any agreement, indenture, mortgage, lien, lease, consent, license, franchise or other instruments to which Purchaser is bound; and

         (e) Purchaser is not the subject of any bankruptcy, receivership, or reorganization proceeding and has not made any assignment for the benefit of creditors.


                                  ARTICLE VII

                                    Closing

         7.1 Time and Place of Closing. Provided that all of the conditions of this Contract shall have been satisfied on or prior to the Closing Date (herein so called), the Closing (herein so called) of this transaction shall take place at the offices of the Title Company (or any other location in Dallas County, Texas, which may be mutually agreed by the parties) on the first business day following the ninth (9th) calendar day after the conclusion of the Review Period described in Section 4.3 of this Contract above.

         7.2 Expenses. Seller shall pay (or cause to be paid) (a) the cost of the Survey, (b) any escrow fees charged by the Title Company, (c) any and all taxes, charges and assessments as set forth in Section 7.3 hereof (if any), and (d) the basic premium for the Owner's Policy of Title Insurance (the "Title Policy"), and, if desired by Purchaser, the premium for the modification of the survey exception for the Title Policy. Purchaser shall pay the recording fees on the Deed. Seller shall pay its own attorneys' fees and Purchaser's attorneys' fees; provided, however, in the event of any litigation arising hereunder, the prevailing party shall be entitled to recover, as part of any judgment rendered, reasonable attorneys' fees and cost of suit from the other party. Except as otherwise provided in this Section 7.2, all other expenses hereunder shall be paid by the party incurring such expenses.

         7.3 Prorations and Post-Closing Obligations; Tax Escrow.

Seller, under the effect of the Lease Agreement (as hereinafter defined) is responsible, and will continue to be responsible, for the payment of all real estate taxes, personal property taxes, assessments, property owner assessments and all other items of expense which relate to the Property, all of which is more specifically discussed in the Lease Agreement (as hereinafter defined). Therefore, no items of expense or income shall be prorated with respect to the Property at the Closing, and, if not sooner paid by Seller, Seller shall escrow with the Title Company at Closing an amount equal to the taxes and assessments due for the Property for calender year 2001 based upon the 2001 tax statements delivered to Purchaser as part of the Submission Matters, the Title Company shall cause such taxes and assessments to be paid directly to the applicable taxing authority(ies) pursuant to the terms of an escrow agreement to be executed at Closing, the form of which shall be reasonably acceptable to Seller and the Title Company (the "Tax Escrow Agreement"). The provisions of this Section 7.3 shall survive Closing.

         7.4 Interim Responsibilities of Seller.

         (a) Between the date of this Contract and the Closing Date, Seller will or will cause the manager of the Property to (i) continue to operate the Property in accordance with its present operating policy; (ii) keep and maintain the Property in at least as good condition and repair as it exists as of the date of this Contract, subject to normal wear and tear and to casualty losses; and (iii) maintain, in force and effect property and liability insurance with respect to damage or injury to person or property occurring on the Property in at least such amounts as are maintained by Seller as of the date of this Contract.

         (b) Between the date of this Contract and the Closing Date, Seller will not enter into any new contract, lease or agreement affecting the operation, management or leasing of the Property.

         7.5  Deliveries at Closing. At the Closing:

         (a) Seller, at its sole expense, shall deliver to Purchaser (unless otherwise specified) the following:

              (1) a Special Warranty Deed (the "Deed") duly executed and acknowledged by Seller, conveying to Purchaser the Land and Improvements, as well as all fixtures owned by Seller, in indefeasible fee simple, free and clear of any lien, encumbrance or exception other than the Permitted Exceptions in form and substance as set forth on Exhibit "B" attached hereto and made a part hereof for all purposes.

              (2) a Blanket Conveyance, Bill of Sale and Assignment, duly executed by Seller, conveying to Purchaser the Personalty, free and clear of any lien and encumbrance other than the Permitted Exceptions, in form and substance as set forth on Exhibit "C" attached hereto and made a part hereof for all purposes;

              (3) the Title Policy issued by the Title Company, conforming to the requirements of Article IV above, insuring Purchaser's title in the amount of the Purchase Price and containing no exceptions other than (a) the standard printed exceptions (but with the survey exception being modified to read "shortages in area"); (b) the lien for current taxes, and subsequent assessments for prior years due to change in land usage or ownership; (c) the Permitted Exceptions; and (d) other exceptions, if any, which Purchaser may approve in writing in its sole discretion.

              (4) a non-foreign certificate executed by Seller, as required by the Foreign Investment in Real Property Tax Act, as amended;

              (5) a restatement of the representations and warranties set out in Section 6.1 hereof (subject to the "knowledge" limitation set forth in Section 6.1);

              (6) possession of the Property (subject to the terms and provisions of the Lease Agreement (as hereinafter defined));

              (7) such evidence of the authority and capacity of Seller and its representatives as Purchaser and/or the Title Company may reasonably require;

              (8) to the extent in Seller's possession, the original Service Contracts, Certificates of Occupancy (if not delivered pursuant to subsection 5.1(c) above), plans and specifications;

              (9) all licenses, permits, books, tenant records, plans, specifications and other items in Seller's possession related to the operation of the Property (i.e., not including Seller's internal records or income tax records); provided, however, Seller may elect to retain all or some of such items in accordance with the terms and provisions of the Lease Agreement (as hereinafter defined);

              (10) any and all instruments (in form and substance satisfactory to Purchaser) necessary and/or desirable to effect a full and complete release of any and all right, title, lien and/or interest(s) of Wells Fargo Bank (Texas), National Association (now known as Wells Fargo Bank Texas, National Association), as administrative agent for the Lenders reflecting record title as follows: FIRST SECURITY BANK, NATIONAL ASSOCIATION (now known as WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION), not individually, but solely as the Owner Trustee under the Ultrak Trust 1996-1 ("Wells Fargo"), in and/or to the Property (or any item or portion thereof);

              (11) the Lease Agreement, duly executed by Seller, leasing to Seller the property described therein, together with (a) the Guaranty Agreements attached to the Lease Agreement, duly executed by the guarantors named therein, and (b) the Memorandum of Lease Agreement and Purchase Option (the "Memorandum"), duly executed by Seller, all in form and substance as set forth on Exhibit "D" attached hereto and made a part hereof for all purposes (the Lease Agreement, the Guaranty Agreements and the Memorandum are sometimes referred to herein collectively as the "Lease Agreement");

              (12) if taxes for calendar year 2001 are not paid by Seller at Closing, the Tax Escrow Agreement, duly executed on behalf of Seller, together with the amounts to be escrowed thereunder as described in Section 7.3 above;

              (13) the Warrant Agreement and the Warrant Certificate (each as defined in Section 11.17 below), duly executed on behalf of Ultrak, Inc., a Delaware corporation, in accordance with Section 11.17 below;

              (14) the cash payment for the Placement Fee payable to Briarwood Capital Corporation, a Texas corporation, due in accordance with the terms and provisions of Section 11.18 below; and

              (15) such other instruments and documents as are in Seller's possession, and are reasonably appropriate, necessary and required by the Title Company or the Purchaser to complete and evidence the transactions contemplated hereby.

    (b)       Purchaser shall deliver to Seller the following:

              (1) the cash payment for the Purchase Price due in accordance with the terms and provisions of this Contract;

              (2) such evidence of the authority and capacity of Purchaser and its representatives as Seller or the Title Company may reasonably require;

              (3) the Lease Agreement (including the Memorandum) duly executed by Purchaser, leasing to Seller the property described therein, in form and substance as set forth on Exhibit "D" attached hereto and made a part hereof for all purposes;

              (4) if taxes for calendar year 2001 are not paid by Seller at Closing, the Tax Escrow Agreement, duly executed on behalf of Purchaser;

              (5) the Warrant Agreement (as defined in Section 11.17 below), duly executed on behalf of Purchaser; and

              (6) such other instruments and documents as are reasonably appropriate, necessary and required by Seller or the Title Company in order to complete and evidence the transactions contemplated hereby.


                                 ARTICLE VIII

                      Conditions Precedent to Purchaser's
                             Obligations to Close

         Purchaser's obligation to consummate the transactions contemplated hereunder is conditioned upon satisfaction of each of the following conditions at or prior to the Closing (or such earlier date as is specified with respect to a particular condition):

         (a) Purchaser shall have approved (or be deemed to have approved by not terminating this Contract during the Review Period) all inspections and inquiries provided for in this Contract (including, without limitation, Article IV hereof);

         (b) None of the representations and warranties of Seller set forth in Article VI hereof shall be untrue or inaccurate in any material respect; and

         (c) All other conditions to Purchaser's obligations which are specifically expressed in this Contract shall be satisfied.

In the event that any of the above conditions are not satisfied at or prior to the Closing (or such earlier date as is specified with respect to a particular condition), Purchaser may terminate this Contract, which termination shall be a Permitted Termination as provided in Section 9.1 hereof.


                                   ARTICLE IX

                        Termination, Default and Remedies

         9.1 Permitted Termination. If this Contract is terminated by either Seller or Purchaser pursuant to a right expressly given it to do so by any other Section of this Contract (herein referred to as a "Permitted Termination"), except for a termination by Seller because of the default of Purchaser, the Earnest Money, together with any accrued interest thereon, shall immediately be returned to Purchaser and this Contract shall thereafter be null and void.

         9.2 Default by Seller. Seller shall be in default hereunder upon the occurrence of any one or more of the following events:

         (a) Any of Seller's warranties or representations set forth herein are untrue or inaccurate in any material respect when made or at Closing; or

         (b) Seller shall fail to meet, comply with or perform any covenant, agreement, or obligation within the time limits and in the terms required in this Contract, for any reason other than a Permitted Termination or Purchaser's default; or

         (c) Seller shall fail to deliver at the Closing any of the items required of Seller in Section 7.5(a) hereof, for any reason other than a Permitted Termination or Purchaser's default, except for immaterial failures which Seller remedies promptly after notice from Purchaser.

In the event of a default by Seller hereunder, Purchaser may, at Purchaser's sole option (and as its sole and exclusive remedies), do any of the following:

              (i)    waive the default; or

              (ii) terminate this Contract by notice to Seller at or prior to the Closing and receive a refund of the Earnest Money and interest; or

              (iii) receive a refund of the Earnest Money and interest, and enforce specific performance of this Contract to cause Seller to deliver the items required of Seller at Closing pursuant to Section 7.5(a) hereof.

In addition, and notwithstanding anything to the contrary contained above, if Seller voluntarily sells, mortgages or otherwise disposes of the Property to another party (i.e., other than Purchaser) during the term of this Contract, then Purchaser, at its sole option (and in addition to the above-listed remedies), may sue Seller for damages.

         9.3 Default by Purchaser. Purchaser shall be in default hereunder if Purchaser shall fail to deliver at the Closing any of the items required of Purchaser in Section 7.5(b) and Section 7.5(c) hereof, for any reason other than a Permitted Termination or Seller's default. In the event of a default by Purchaser hereunder, Seller, as Seller's sole and exclusive remedy for such default, shall be entitled to terminate this Contract by notice to Purchaser and retain Purchaser's Earnest Money, it being agreed between Purchaser and Seller that such sum is, in effect, an option fee and liquidated damages, inasmuch as Seller does not have the remedy of specific performance, nor the remedy of actual damages.


                                    ARTICLE X

                                 Indemnification

         Except as specifically stated to the contrary elsewhere in this Contract, Seller does hereby agree to indemnify and hold Purchaser harmless of, from and against all claims and causes of action, losses, damages (including attorneys fees) now existing or that may hereafter arise from or grow out of Seller's operation of the Property on or before the Closing Date, and for hazardous materials known to Seller on or under the Property on or before the Closing Date, and in accordance with the Lease Agreement.


                                   ARTICLE XI

                                  Miscellaneous

         11.1 Condemnation and Casualty Loss. All risk of loss to the Property shall remain upon Seller prior to Closing. If prior to Closing, the Property shall be damaged or condemned to a material extent, Seller may terminate this Contract by written notice to Purchaser within the earlier to occur of (i) five
(5) business days following discovery by Seller of such taking or damage, or
(ii) the Closing Date; or Purchaser may either terminate this Contract by written notice to Seller within the earlier to occur of (a) five (5) business days following Seller's written notice to Purchaser disclosing such taking or damage, or (b) the Closing Date, or Purchaser shall be conclusively deemed to have accepted such taking or damage and waived any right to terminate this Contract as a result thereof. If Seller shall not have terminated this Contract, and if Purchaser elects (or is deemed to have elected) to accept such taking or damage and waive any right to terminate this Contract as a result thereof, despite said material damage or condemnation, there shall be no reduction in the Purchase Price (except as specifically prescribed below), and (i) Seller shall assign to Purchaser at Closing (or deliver to Purchaser at Closing, if already received by Seller and not utilized for restoration), without recourse or warranty, all of Seller's right, title and interest in and to all insurance and condemnation proceeds resulting or to result from said damage or condemnation, and (ii) Seller shall credit Purchaser at the Closing with the "deductible" applicable to Seller's insurance coverage. Unless otherwise provided herein, the term "material" shall mean damage or condemnation resulting in a loss equal in amount to $200,000.00 or more. If, prior to Closing, the Property shall be damaged or condemned to less than a material degree, Purchaser shall (despite such damage or condemnation) close and consummate the purchase of the portion of the Property still remaining (after any such condemnation or damage without any reduction in the Purchase Price (except as specifically prescribed below), and
(i) Seller shall at Closing assign to Purchaser (or deliver to Purchaser at Closing, if already received by Seller and not utilized for restoration), without recourse or warranty, (A) any and all insurance proceeds theretofore received by Seller in connection with such damage and any and all rights of Seller in and to any claims therefor pursuant to any insurance policies then existing in Seller's favor and applicable to such damage, and (B) any and all condemnation proceeds received by Seller in connection with such condemnation and any and all claims therefor existing on the part of Seller and applicable to such condemnation, and (ii) Seller shall credit Purchaser at the Closing with the "deductible" applicable to Seller's insurance coverage.

         11.2 Brokerage. Each party hereto represents to the other that it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase transaction contemplated hereby and that it has not dealt with any broker or finder purporting to act for any other party. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all liabilities, costs, damages and expenses of any kind or character arising from any claims for brokerage or finder's fees, commissions or other similar fees in connection with the transactions covered by this Contract insofar as such claims shall be based upon alleged arrangements or agreements made by such party or on its behalf, which indemnity shall (notwithstanding anything to the contrary contained or implied elsewhere in this Contract) expressly survive any termination or Closing of this Contract.

         11.3 Notices. Any notices, consents or other communications required or permitted to be given pursuant to this Contract must be in writing and shall be deemed to have been delivered (a) if delivered in person, via courier, or by facsimile when received at the address of the person to whom notice is given,
(b) if sent by a nationally recognized overnight delivery service (e.g., Federal Express, UPS, Airborne Courier), on the first (1st) business day after receipt by such delivery service for overnight delivery, or (c) if sent by certified United States Mail (except where actual receipt is specified in this Contract), on the earlier of the date actually received or two (2) business days after deposited in a receptacle provided by the United States Post Office, addressed to the intended parties at the following respective addresses:


     If intended for Seller:            Ultrak Operating, L.P.
                                        c/o Ultrak, Inc.
                                        1301 Waters Ridge Drive
                                        Lewisville, Texas 75057
                                        Attention: Chris Sharng, CFO
                                        Fax No.: (972) 353-6679

     With a copy to:                    Stutzman & Bromberg, P.C.
                                        2323 Bryan Street, Suite 2200
                                        Dallas, Texas 75201-2689
                                        Attention: John E. Bromberg, Esq.
                                        Fax No.: (214) 969-4999

     If intended for Purchaser:         Briarwood Capital Corporation
                                        2911 Turtle Creek Boulevard, Suite 1240
                                        Dallas, Texas 75219
                                        Attention: H. Walker Royall
                                        Fax No.: (214) 520-2009

     With a copy to:                    Jenkens & Gilchrist, P.C.
                                        1445 Ross Avenue, Suite 3200
                                        Dallas, Texas 75202-2799
                                        Attention: Christopher I. Clark, Esq.
                                        Fax No.: (214) 855-4300


     If intended for Title Company:     Republic Title of Texas, Inc.
                                        2626 Howell Street, 10th Floor
                                        Dallas, Texas  75204
                                        Attention: C. Richard White
                                        Fax No.: (214) 855-8898

or to such other substitute address and/or addressee as any party hereto shall designate by written notice to the other party in accordance with the terms of this Section 11.3; provided, however, that no such notice of change of address and/or addressee shall be effective unless and until actually received by the party to whom such notice is sent.

         11.4 Applicable Law. This Contract shall be governed by and construed in accordance with the laws of the State of Texas. This Contract is performable and venue for any action hereunder shall be in Dallas County, Texas.

         11.5 Entire Agreement; Modifications. This Contract embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements (oral or written) are merged into this Contract. Neither this Contract nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

         11.6 Assignment. Purchaser may assign its rights under this Contract to any person(s) or entity(ies) of Purchaser's choosing, whether or not affiliated with Purchaser; provided, however, that (a) no assignment shall release Purchaser from its obligations under this Contract, and (b) if the assignee is not affiliated with Purchaser and/or H. Walker Royall, then such assignee shall be of recognized good business reputation, as determined by the parties in their reasonable discretion (respectively).

         11.7 Captions; Construction. The captions which have been used throughout this Contract have been inserted for convenience of reference only and do not constitute matter to be construed in interpreting this Contract. Words of any gender used in this Contract shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. The words "herein," "hereof," "hereunder," and other similar compounds of the words "here" when used in this Contract shall refer to the entire Contract and not to any particular provision or section.

         11.8 Time is of the Essence. With respect to all provisions of this Contract, time is of the essence.

         11.9 Invalid Provisions. If any term, provision, condition or covenant of this Contract or the application thereof to any party or circumstance shall, to the extent, be held invalid or unenforceable, the remainder of this Contract, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Contract shall be valid and enforceable to the fullest extent permitted by law, and said invalid or unenforceable term, provision, condition or covenant shall be substituted by a term, provision, condition or covenant as near in substance as may be valid and enforceable.

         11.10 Binding Effect. This Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective heirs, personal representatives, successors and assigns. Purchaser may, subject to the provisions of Section 11.6 hereof, assign its rights hereunder provided that Purchaser delivers to Seller a copy of the fully executed instrument pursuant to which Purchaser assigns Purchaser's rights hereunder and provided that Purchaser's assignee expressly assumes all of Purchaser's obligations under this Contract. Except as expressly provided herein, nothing in this Contract is intended to confer on any person, other than the parties hereto and their respective heirs, personal representatives, successors and assigns, any rights or remedies under or by reason of this Contract.

         11.11 Counterpart Execution. This Contract may be executed in several counterparts, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

         11.12 Further Acts. In addition to the acts recited in this Contract to be performed by Seller and Purchaser, Seller and Purchaser agree to perform or cause to be performed at the Closing or after the Closing any and all such further acts as may be reasonably necessary to consummate the transactions contemplated hereby.

         11.13 Exhibits. All references to Exhibits contained herein are references to Exhibits attached hereto, all of which are made a part hereof for all purposes the same as if set forth herein verbatim, it being expressly understood that if any Exhibit attached hereto which is to be executed and delivered at Closing contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained herein and as contemplated herein prior to or at the time of execution and delivery thereof.

         11.14 Date of Contract. All references to the "date of this Contract" or similar references as used herein shall be deemed to mean the later of the two dates on which this Contract is signed by the Seller or Purchaser, as indicated by their signatures below, which later date shall be the date of final execution and agreement by the parties hereto.

         11.15 Attorney's Fees. If either party shall be required to employ an attorney to enforce or define the rights of such party hereunder, the prevailing party shall be entitled to recover reasonable attorney's fees and costs of suit from the other party.

         11.16 Offer and Acceptance. If this Contract is executed first by the Purchaser and then delivered to Seller, it shall be construed as an offer to purchase the Property from Seller by Purchaser on the terms and conditions, and for the Purchase Price stated herein. If executed first by Seller and then delivered to Purchaser, it shall constitute an offer to sell the Property to Purchaser by Seller on the terms and conditions and to the Purchase Price stated herein. In either event, the offer made herein, unless sooner terminated or withdrawn by notice in writing by the party making such offer, shall automatically lapse and terminate at 6:00 p.m., Central Daylight Savings time, on December 12, 2001, unless, prior to such time, the party receiving the offer has returned to the party making the offer at least one fully executed counterpart of this Contract. Any modification of the original offer made herein shall constitute a counter-offer by the party initiating such modifications.

         11.17 Stock Warrants. As a material inducement to Purchaser to enter into this Contract and the transactions contemplated herein, Seller shall cause Ultrak, Inc., a Delaware corporation, to execute and deliver to Purchaser at Closing (a) the Warrant Agreement (the "Warrant Agreement") which grants warrants for the purchase of 100,000 shares of common stock of Ultrak, Inc., a Delaware corporation, at an exercise price of $1.55 per share (collectively, the "Warrants"), in the form attached hereto as Exhibit "E" and made a part hereof for all purposes, and (b) the Warrant Certificate, in the form attached to the Warrant Agreement (the "Warrant Certificate").

         11.18 Placement Fee. If, and only if, the transaction contemplated by this Contract closes on or before the Closing Date, at Closing Seller shall pay to Briarwood Capital Corporation, a Texas corporation, a placement fee in cash in an amount equal to $25,000.00 (the "Placement Fee") for its role in this transaction.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    SELLER:

                                    ULTRAK OPERATING, L.P.,
                                    a Texas limited partnership


                                    By: Ultrak GP, Inc., a Delaware corporation,
                                        its General Partner


                                    By:_________________________________________
Executed by Seller on               Name:_______________________________________
December 11, 2001                   Title:______________________________________



                                    PURCHASER:

                                    BRIARWOOD CAPITAL CORPORATION,
                                    a Texas corporation


Executed by Purchaser on            By:  _______________________________________
December 13, 2001                        H. Walker Royall, President




Ultrak, Inc., a Delaware corporation, joins in the execution of this Contract for sole the purpose of acknowledging and agreeing to the terms and provisions set forth in Sections 6.1(o), 7.5(a)(13) and 11.17 of this Contract.

                                    ULTRAK, INC., a Delaware corporation


                                    By:_________________________________________
Executed on                         Name:_______________________________________
December 11, 2001                   Title:______________________________________








                          [CONTINUED ON FOLLOWING PAGE]

                            RECEIPT OF EARNEST MONEY

                         AND AGREEMENT OF TITLE COMPANY


         Republic Title of Texas, Inc., a Texas corporation (the "Title Company") hereby acknowledges the receipt of the following:

         (i)      one (1) fully signed and executed copy of this Contract; and

         (ii)     Earnest Money in the amount of $100,000.00.

         The Title Company hereby agrees to hold the Earnest Money Deposit as contemplated by this Contract and to dispose of it in strict accordance with the terms and provisions of this Contract.


                                    REPUBLIC TITLE OF TEXAS, INC.,
                                    a Texas corporation


                                    By:_________________________________________
                                       C. Richard White
                                    Title:______________________________________


                                    Date:    December 14, 2001

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

                                   EXHIBIT "B"

                              SPECIAL WARRANTY DEED


STATE OF TEXAS                  ss.
                                ss.
COUNTY OF DENTON                ss.


         ULTRAK OPERATING, L.P., a Texas limited partnership ("Grantor"), for and in consideration of the Sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration paid in cash to Grantor by BRIARWOOD CAPITAL CORPORATION, a Texas corporation ("Grantee"), the receipt and sufficiency of which are hereby acknowledged and confessed, subject to the exceptions, liens, encumbrances, terms and provisions hereinafter set forth and described, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee that certain real estate consisting of approximately 14.002 acres of land (the "Land") situated in Denton County, Texas, and being more particularly described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes and all fixtures (to the extent owned by Grantor) and improvements situated thereon (the "Improvements").

         TOGETHER WITH, all and singular, the rights, benefits, privileges, easements, rights-of-way, tenements, hereditaments, appurtenances and interests thereon or in anywise appertaining thereto including, without limitation, all of Grantor's right, title and interest in and to (i) strips or gores, if any, between the Land and any abutting properties; (ii) any land lying in or under the bed of any street, alley, road or right-of-way open or proposed, abutting or adjacent to the Land; (iii) rights-of-way; (iv) rights of ingress or egress or other interests in, on or to any land, highway, street, road or avenue, open or proposed in, on, across, in front of, abutting or adjoining the Land (the Land, Improvements, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to collectively as the Property").

         This conveyance is made subject and subordinate to the encumbrances and exceptions ("Permitted Exceptions") described in Exhibit "B" attached hereto and incorporated herein by reference for all purposes, but only to the extent they affect or relate to the Property, and without limitation or expansion of the scope of the special warranty herein contained.

         TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions as aforesaid, unto Grantee, and Grantee's successors and assigns, forever; and Grantor does hereby bind Grantor, and Grantor's successors, to WARRANT and FOREVER DEFEND, all and singular, the Property, subject to the Permitted Exceptions unto Grantee, and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

         EXECUTED as of the _____ day of December, 2001.


                                  GRANTOR:

                                  ULTRAK OPERATING, L.P.,
                                  a Texas limited partnership

                                  By: Ultrak GP, Inc., a Delaware corporation, its General Partner


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF _______________ss.

         This instrument was acknowledged before me on the ____ day of December, 2001, by _______________________________________, _____________________________
of Ultrak GP, Inc., a Delaware corporation, in its capacity as General Partner of ULTRAK OPERATING, L.P., a Texas limited partnership, on behalf of such corporation and limited partnership.


                                                  ______________________________
                                                  Notary Public in and for
                                                  the State of Texas

                                   EXHIBIT "C"


                        BLANKET ASSIGNMENT, BILL OF SALE
                            AND ASSUMPTION AGREEMENT



STATE OF TEXAS           ss.
                         ss.
COUNTY OF DENTON         ss.

         By a Special Warranty Deed (the "Deed") of even date herewith, ULTRAK OPERATING, L.P., a Texas limited partnership ("Seller") conveyed to BRIARWOOD CAPITAL CORPORATION, a Texas corporation ("Purchaser"), for the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, certain land and improvements located thereon (the "Property"), as described on Exhibit "A" attached hereto and made a part hereof for all purposes.

         NOW, THEREFORE, in connection with the above-described conveyance of the Property, and for the consideration above specified, the receipt and sufficiency of which is expressly confessed and acknowledged: The Seller has BARGAINED, SOLD, DELIVERED, ASSIGNED, SETOVER and CONVEYED, and by these presents does hereby BARGAIN, SELL, DELIVER, ASSIGN, SET OVER and CONVEY unto the Purchaser, all of Seller's right, title and interest in and to the following described personal property owned by Seller and relating to the Property (collectively, the "Personal Property"):

         (a) all mechanical systems, fixtures and equipment; electrical systems, fixtures and equipment; heating fixtures, systems and equipment; air conditioning fixtures, systems and equipment; furniture, carpets, drapes and other furnishings; refrigerators, stoves and other appliances; maintenance equipment and tools; and all other machinery, equipment, fixtures and personal property of every kind and character located in or on and used in connection with the ownership or operation of the Property; together with all of the Seller's right, title and interest as lessee under any lease or rental agreements covering any such personal property;

         (b) all of Seller's right, title and interest, if any, in and to any other intangible property owned by Seller, as the same pertains to the Property;

         (c) all of Seller's right, title and interest in and to the agreements, if any, relating to the Property (the "Service Contracts") listed on Exhibit "B" attached hereto;

         (d) all of Seller's right, title and interest in and to any and all (i) warranties, guarantees, indemnities and claims;
                   (ii) licenses, permits or similar documents; (iii) telephone exchanges, tradenames, marks and other identifying materials; (iv) plans, drawings, specifications, surveys, engineering reports and other technical descriptions; (v) insurance contracts or policies to the extent Purchaser elects to take assignment thereof; and (vi) other property owned or held by Seller which relate in any way, to the design, construction, ownership, use, maintenance, service or operation of the Property; and

         (e) all of Seller's right, title and interest in and to all promotional material, rental material and forms, records relating to the tenants and leases, and other materials of any kind in Seller's possession used in the continuing operation of the Property.

         To have and to hold, all and singular, the Personal Property unto the Purchaser forever so that neither Seller nor its successors or assigns (other than Purchaser and those claiming through Purchaser, including, without limitation, Seller under and by virtue of (and in accordance with the terms and provisions of) the Lease Agreement) shall at any time hereafter have, claim or demand any right or title thereto.

         THIS SALE IS MADE WITHOUT ANY WARRANTIES OR REPRESENTATIONS WHATSOEVER, WHETHER EXPRESS OR IMPLIED, EXCEPT AS MAY BE EXPRESSLY PROVIDED FOR IN THE CONTRACT OF SALE BETWEEN SELLER AND PURCHASER COVERING THE PROPERTY. SPECIFICALLY, THE PERSONAL PROPERTY IS OTHERWISE SOLD ON AN "AS IS, WHERE IS" BASIS, WITH ALL FAULTS.

         This Bill of Sale and the Contract of Sale between Seller and Purchaser covering the Property constitutes the entire agreement between the Seller and the Purchaser pertaining to the sale and assignment of the Personal Property to Purchaser, and supersedes all prior and contemporaneous agreements and understandings of the Seller and the Purchaser in connection therewith. No covenant, representation or condition not expressed herein shall be binding upon the Seller or the Purchaser or shall affect or be effective to interpret, change or restrict the provisions of this Bill of Sale.

         This Bill of Sale and the provisions herein contained is made for the benefit of the Purchaser, its successors and assigns.


         EXECUTED the _____ day of December, 2001.

                                  SELLER:

                                  ULTRAK OPERATING, L.P.,
                                  a Texas limited partnership

                                  By: Ultrak GP, Inc., a Delaware corporation, its General Partner


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                  EXHIBIT "D"

                              THE LEASE AGREEMENT



                        [attached following this page]

                                                         1301 Waters Ridge Drive
                                                Lewisville, Denton County, Texas





                                LEASE AGREEMENT


                                by and between


                           BRIARWOOD WATERS RIDGE LP


                                      and


                            ULTRAK OPERATING, L.P.

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
1.   Premises and Term.........................................................................................1
2.   Construction; Reimbursement by Landlord...................................................................2
3.   Minimum Rent; Security Deposit............................................................................3
4.   Payments..................................................................................................4
5.   Use.......................................................................................................4
6.   Utility Charges...........................................................................................5
7.   Taxes.....................................................................................................5
8.   Insurance.................................................................................................8
9.   Payment of Taxes and Insurance by Landlord...............................................................12
10.  Repairs..................................................................................................12
11.  Alterations..............................................................................................13
12.  Equipment, Fixtures and Signs on Premises................................................................13
13.  Damage by Fire or Other Casualty.........................................................................14
14.  Condemnation.............................................................................................15
15.  Liability and Indemnification............................................................................16
16.  Assignment and Subletting................................................................................18
17.  Default..................................................................................................20
18.  Inspection by Landlord...................................................................................23
19.  Covenant of Title and Quiet Enjoyment....................................................................23
20.  Holding Over by Tenant...................................................................................23
21.  Notice and Payments......................................................................................24
22.  Net Lease................................................................................................26
23.  Force Majeure............................................................................................27
24.  Waiver of Subrogation....................................................................................27
25.  Recording................................................................................................27
26.  Purchase Option..........................................................................................27
27.  Tenant's Information.....................................................................................28
28.  Gender and Number........................................................................................29
29.  Binding Effect...........................................................................................29
30.  Entire Agreement.........................................................................................29


31.  Captions.................................................................................................29
32.  Terms Held Invalid.......................................................................................29
33.  Attorney's Fees..........................................................................................29
34.  Waiver of Repurchase Option..............................................................................29
35.  Estoppels................................................................................................30
36.  Mechanic's Liens.........................................................................................30
37.  No Joint Venture.........................................................................................30
38.  Broker...................................................................................................31
39.  Date of Lease............................................................................................31
40.  No Representations.......................................................................................31
41.  Binding Effect...........................................................................................31
42.  Counterparts.............................................................................................31
43.  Rental Tax...............................................................................................32
44.  Landlord's Lien..........................................................................................32
45.  Limitation of Actions....................................................................................32
46.  Waiver of Jury Trial.....................................................................................33
47.  Execution and Approval of Lease..........................................................................33
48.  Governing Law............................................................................................34
49.  Hazardous Materials......................................................................................34
50.  Intention of Parties; Contingent Security Interest.......................................................35


                                LEASE AGREEMENT


         THIS LEASE AGREEMENT (this "Lease") dated effective as of December _____, 2001, is by and between BRIARWOOD WATERS RIDGE LP, a Texas limited partnership (hereinafter called "Landlord"), and ULTRAK, OPERATING, L.P., a Texas limited partnership (hereinafter called the "Tenant").

         1. Premises and Term. Subject to the terms of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain parcel of real property (the "Property") located in the City of Lewisville, County of Denton, State of Texas, the same being more particularly described by metes and bounds on Exhibit "A" attached hereto and made a part hereof for all purposes, and as shown on Exhibit "B" attached hereto and made a part hereof for all purposes, including all improvements now or hereafter to be constructed thereon (the same, as modified in accordance with Article 11 below is herein called the "Building") and all fixtures and accessory improvements now or hereafter thereon, including all roadway, parking areas and landscaped areas now or hereafter located thereon (collectively such Building, fixtures and improvements are hereinafter referred to either individually or collectively as the "Improvements"), and all mechanical systems, fixtures and equipment (including, but not limited to, compressors, engines, elevators and escalators), electrical systems, fixtures and equipment; heating fixtures, systems and equipment, air conditioning fixtures, systems and equipment; plumbing fixtures, systems and equipment, all furniture, carpets, drapes and other furnishings; refrigerators, stoves and other appliances, maintenance equipment and tools; and all other machinery, equipment, fixtures and personal property of every kind and character, and all accessories and additions thereto, located in or on or in the area of the Property and/or the Improvements, or used in connection with the Property or the Improvements or the operations thereon (collectively, and as applicable, the "Personalty") (the Improvements, the Personalty and the Property, together with all easements, rights, privileges and amenities otherwise appurtenant to such property are hereinafter referred to collectively as the "Premises"). Tenant shall lease the Premises for a term commencing on the Commencement Date (as defined below) and expiring on the last day of the thirtieth (30th) full calendar month following the Commencement Date. The "Commencement Date" of this Lease, and Tenant's obligation to begin paying rent under this Lease, shall be the date of this Lease first above written (i.e., December _____, 2001).

         2.      Construction; Warranties.

         (a) As of the date of this Lease, there are no construction obligations with respect to the Premises. Landlord is not deemed to represent and/or warrant that the Premises comply with any and all laws, ordinances, orders, rules, and regulations of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use, occupancy, operation, and maintenance of the Leased Premises and the Project, including without limitations the Access Laws (as hereinafter defined) (those laws, ordinances, orders, rules, decisions, and regulations being called "Applicable Laws"). The "Access Laws" are defined herein collectively as all applicable existing and future environmental laws and the provisions of the Americans With Disabilities Act of 1990 (as amended), the Texas Architectural Barriers Act (as amended) [Tex. Rev. Civ. Stat. Ann. Art. 9102], and any similar existing or future law, rule or regulation relating to access by disabled persons to the Premises. Tenant, at its sole cost and expense, is responsible for the Premises and Tenant's business operations at the Premises and the Property complying with Applicable Laws (including, without limitation, the Access Laws), and Tenant shall indemnify and hold harmless Landlord in connection with any failure of the Premises and/or Tenant's business operations to so comply. Tenant shall be responsible for (i) the payment or other release of all claims by contractors, subcontractors and/or other suppliers, and (ii) all maintenance, repair and replacements with respect to the Premises during the term of this Lease. Landlord shall have no financial obligation with respect to the Premises (including, without limitation, the Improvements), and any costs in connection therewith shall be borne by Tenant, from and against which Tenant shall indemnify and hold harmless Landlord.

         (b) Landlord hereby permits Tenant to retain, during the term of this Lease, all warranties and guarantees pertaining to Improvements and equipment erected or installed upon the Premises. In the event of termination of this Lease when any warranties or guarantees are still applicable, Tenant hereby assigns to Landlord effective as of the date of termination all such warranties and guaranties pertaining to the Improvements and equipment erected or installed upon the Premises

(including, without limitation, all heating and air conditioning equipment, and all equipment used in connection with Tenant's business operations, installed upon the Premises).


         3.      Minimum Rent; Security Deposit.

         (a) Commencing on the Commencement Date and continuing throughout the term of this Lease, Tenant shall pay to Landlord minimum rental (the "Minimum Rent") for the Premises at the rate of SEVEN HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($720,000.00) per annum, payable in monthly installments, in advance, of SIXTY THOUSAND AND NO/100 DOLLARS ($60,000.00) per month. The first monthly installment of Minimum Rent and the last monthly installment of Minimum Rent (such installment of Minimum Rent to be applied to (i) the thirtieth (30th) full calendar month of the term of this Lease in the event this Lease expires on its own terms without the default of Tenant, or (ii) the twenty-fourth (24th) full calendar month in the event Tenant properly and validly exercises its Purchase Option pursuant to Section 26 below) shall be due and payable on or before the Commencement Date of this lease, and each subsequent monthly installment shall be due and payable on or before the first day of each succeeding calendar month during the term of this Lease. Rent for any fractional month at the beginning or the end of the term of this Lease, shall be prorated on a per diem basis.

         (b) Tenant shall pay a deposit in an amount equal to $60,000.00 (the "Security Deposit") to Landlord upon execution of this Lease as security for the performance by Tenant of its obligations under this Lease. The Security Deposit is not held in trust for Tenant, does not bear interest, and is not an advance payment of Rent or a measure of Landlord's damages for a default by Tenant. If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages in Rent or any other sum for which Tenant is in default and any other damage, injury, expense, or liability caused to Landlord by the default. If Landlord so applies any part of the Security Deposit, Tenant shall pay to Landlord on demand the amount necessary to restore the Security Deposit to its original amount. If Tenant is not then in default under this Lease, Landlord shall return any remaining balance of the Security Deposit to Tenant within sixty (60) days after the later to occur of (1) the termination or expiration of this Lease or (2) surrender by Tenant of possession of the Leased Premises to Landlord in accordance with this Lease.
If Landlord assigns its interest in the Leased Premises, Landlord may assign the Security Deposit to the assignee, in which case Landlord has no further liability for the return of the Security Deposit after the assignment and Tenant shall look solely to the assignee for the return of the Security
Deposit. Tenant may not assign or encumber or attempt to assign or encumber the Security Deposit. Landlord and its successors and assigns are not bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant.

         4. Payments. All payments of Minimum Rent and other sums due from Tenant to Landlord shall be made to Landlord as the same shall become due, without demand, reduction or set-off of any kind, by bank wire of immediately available good funds, at the address as is specified in Section 21(c) of this Lease, or to such other party or at such other place as hereinafter may be designated by Landlord by written notice to the Tenant at least ten (10) days prior to the next ensuing due date.

         5. Use.

         (a) Tenant shall use the Premises only for purposes consistent with Tenant's current operations at the Premises, general warehouse, office, light assembling and manufacturing purposes and in accordance with all Applicable Laws, and with all Licenses (as hereinafter defined), and for no other use without the prior written consent of Landlord (which consent may be withheld in Landlord's sole, but reasonable, discretion). Tenant shall operate its business in an efficient and reputable manner and Tenant shall not at any time discontinue business operations from the Premises (except for legal holidays and periods of renovation and repair) for more than ten (10) consecutive business days, but shall in good faith continuously throughout the term of this Lease conduct and carry on from Premises the type of business for which the Premises are leased to Tenant.

         (b) In no event shall the use of the Premises, now or in the future, nor the design and construction (or any future alterations) of the Improvements be such to violate any Applicable Laws (including, without limitation, the Access Laws). Tenant shall, at its sole cost and expense, comply with (and be responsible for compliance with) all legal requirements and all Applicable Laws

(including, without limitation, the Access Laws) at all times during the term of this Lease.

         (c) Tenant shall not permit any objectionable noises or odors to emanate from the Building; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Building or where the same can be seen or heard from outside the Building; nor place any antenna, equipment, awning or other projection on the exterior of the Building; nor use the areas outside the Building for conducting any advertising or marketing program, or for the sale or distribution of goods; nor take any other action which would constitute a nuisance or would endanger other or unreasonably interfere with others; nor permit any unlawful or immoral practice to be carried on or committed on the Premises.

         (d) Tenant shall, at its sole cost and expense, maintain the Premises in a neat, attractive condition at all times during the term of this Lease.

         (e) Tenant shall procure, at its sole cost and expense, any and all permits and licenses necessary, required or desirable for the transaction of business in the Premises (collectively, the "Licenses") and shall otherwise comply with all Applicable Laws (including, without limitation, the Access
Laws). Tenant may not, without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion, (1) assign or transfer the Licenses or any interest therein; (2) permit any assignment of the Licenses or any interest therein by operation of law; (3) grant any license, concession, or other right(s) in connection with the Licenses to a third party; (5) mortgage, pledge, or otherwise encumber its interest in the Licenses; or (6) permit the use of the Licenses by any parties other than Tenant and its employees.

         6. Utility Charges. Tenant shall pay all charges incurred for any utility services used by Tenant on the Premises (including "hook-up" or "tie-in" charges). Landlord shall not be liable for any interruption whatsoever in any utility service(s).

         7.   Taxes.

         (a) Tenant agrees that after the Commencement Date of this Lease, Tenant shall pay as additional rent (and hold Landlord harmless from) before they become delinquent all taxes (both real and personal), assessments (both general and special), and governmental charges of any nature whatsoever, levied upon or assessed against the Premises (including, without limitation, the Property). Tenant shall deliver to Landlord receipts or other reasonably satisfactory evidence of payment of all such taxes, assessments and governmental charges so paid by Tenant. It is agreed, however, that Tenant may, at its sole cost and expense, after giving prior written notice to Landlord, dispute and contest the same, and in such cases, such disputed item need not be paid until finally adjudged to be valid; provided, however, that Tenant must post an appropriate bond or take another measure necessary to keep the Premises free of tax liens. At the conclusion of such contest, Tenant shall pay the items contested to the extent that they are held valid, together with all terms, court costs, interest, penalties and other expenses relating thereto. Notwithstanding the foregoing and anything to the contrary contained herein, Tenant hereby agrees that until further notice from Landlord, Tenant shall prepay all such taxes, assessments and governmental charges in monthly installments of one-twelfth (1/12th) of the annual amount thereof; and Tenant shall make to Landlord, in addition to the rent reserved hereunder, monthly payments of one-twelfth (1/12th) of all such taxes, assessments and governmental charges. To the extent of the payments made by Tenant to Landlord pursuant to the immediately preceding sentence (but only to the extent of such payments), Tenant shall be deemed to have satisfied its obligations to pay such taxes, assessments and governmental charges and Tenant shall not be required to provide the evidence of payment described above and Landlord shall utilize such payments by Tenant in order to pay all such taxes, assessments and governmental charges to be timely paid (with Tenant agreeing to pay any difference upon demand by Landlord). If Landlord fails to timely pay or cause payment of any such taxes, assessments and governmental charges where Tenant has made monthly installments as provided in this Section, and provided the failure to pay the applicable taxes, assessments and governmental charges would constitute a lien upon Tenant's property or Tenant's leasehold interest in the Premises will be subordinate to the lien of such taxes, assessments and governmental charges, then Tenant may, but shall have no obligation (to the extent Tenant has already made monthly payments as provided in this section) to pay the applicable taxes, assessments and/or governmental charges.


         (b) Notwithstanding anything hereinabove to the contrary, if at any time during the term of this Lease any assessment (either general or special) is levied upon or assessed against the

Property or any part thereof, and such assessment is payable in installments (without special hearing or legal action), Landlord shall not be required to elect the manner of payment which provides for the greatest length of time to pay in installments; and in such case Tenant shall be liable only for those installments accruing during Tenant's tenancy under this Lease in the manner selected by Landlord.

         (c) If at any time during the term of this Lease, there shall be levied, assessed or imposed a tax, charge or capital levy or otherwise (other than a general gross receipts or income tax) on all or a portion of the rents prescribed in this Lease, then even if such tax may be imposed by the governmental authority upon Landlord, Tenant shall pay same in the same manner as is provided above in Section 7(a) for real estate taxes.

         (d) Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant and/or located in the Premises, including, without limitation, the Personalty. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant and/or located in the Premises, including, without limitation, the Personalty, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

         (e) Tenant shall be liable for any and all dues and other costs and assessments levied by the Waters' Ridge Association, Inc., a Texas non-profit corporation (including, without limitation, all annual and special assessments under the Declaration (as defined below)) or any similar entity, and any charges assessed against the Premises pursuant to any contractual covenants or recorded declaration of covenants or the covenants, conditions and restrictions of any other similar instrument affecting the Premises
(including, without limitation, that certain Master Declaration of Covenants, Restrictions and Development Standards Applicable to Waters' Ridge dated June 1, 1984, recorded in Volume 1423, Page 680, Deed Records of Denton County, Texas (as amended, the "Declaration")).

         8.      Insurance.

         (a) Tenant shall, at its expense, maintain at all times during the term of this Lease (and prior to the term of this Lease with respect to activities of Tenant under this Lease at the Premises) insurance as set forth below:

              (1) Commercial General Liability Insurance (1986 ISO Form or its equivalent) written on an "occurrence" basis with respect to the business carried on, in or from the Premises and Tenant's use and occupancy of the Premises (including a contractual liability) in an amount not less than $1,000,000 per occurrence and $2,000,000 general aggregate per location for bodily injury and property damages (or with increased limits as may be required from time to time by Landlord by giving notice to Tenant) and without any deductible;

              (2) Workers' Compensation Insurance in compliance with the Worker's Compensation Laws of the state in which the Premises is located and including at least 100/500/100 Employers Liability Insurance.

              (3) Excess/Umbrella Liability Insurance, with a "following form" endorsement attached, with a minimum limit of $3,000,000 each Occurrence and Aggregate, where applicable; and

              (4) Property insurance based on an "all risk" form acceptable to Landlord, including but not limited to, coverage for:

                    (A) All office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property in, on, at, or about the Premises and the Building, including property installed by, for, or at the expense of Tenant;

                    (B)   The Improvements; and

                    (C) All other improvements, betterments, alterations, and additions to the Premises.

                    Tenant's Property Insurance must also fulfill the following requirements:

                    (AA) It must include Landlord and Landlord's property manager or mortgagee(s) (if any) as additional insureds and be written on the equivalent of an ISO "Special Form" Property Insurance Form or an equivalent form acceptable to Landlord;

                    (BB) It must include perils of earthquake and flood as covered causes of losses;

                    (CC) It must include an agreed amount endorsement (with coinsurance waived) for not less than one-hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

                    (DD) It must have a deductible no greater than $1,000 for each loss.

              It is the parties' intent that Tenant structure its property insurance program so that no coinsurance penalty is imposed, there are no valuation disputes with any insurer or with Landlord, and valuation cost shall be based upon replacement value. The property insurance coverage must include vandalism and malicious mischief coverage.

         (b) Tenant's policies must be written by an insurance company or companies with a current A.M. Best's rating of A- IX or better and be admitted to do business in the State of Texas.

Landlord and any mortgagee of Landlord must be named as additional insureds without restriction under the liability, property and umbrella policies. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation, non-renewal, or material reduction of the coverage.

         (c) Tenant shall deliver copies of duly executed certificates of insurance to Landlord, together with a copy of the endorsement(s) to such policies of insurance evidencing that Landlord and Landlord's property manager (together with any other parties required under this Section 8, if applicable) have been included as additional insureds, in forms acceptable to Landlord, prior to occupying any part of the Premises, and on an annual basis thereafter. If Tenant fails to comply with these insurance requirements, Landlord may obtain the required insurance and Tenant shall pay to Landlord on demand as additional rent the premium cost thereof plus interest at the lower of 18% per annum or the maximum legal contract rate from the date of payment by Landlord until paid by Tenant.

         (d) During the term hereof, Tenant shall carry, or cause to be carried (with an insurer that satisfies the requirements set forth in Section 8(b) above) fire and extended coverage, commercial general liability, property insurance and other insurance as Landlord deems reasonably necessary covering all of the Premises for an amount not less than its full insurable value on a replacement cost basis, for the benefit of Tenant and Landlord as their interests may appear, by policies on such terms, in such form and for such periods as Landlord shall require or approve from time to time, insuring with all risk or special form coverage, and coverage insuring against loss of rents and other income (for no less than twelve (12) full months) and when and to the extent required by Landlord, against any other risks (the "Fire and Extended Coverage Insurance"), and in addition to the Minimum Rent specified in this Lease, Tenant shall pay the costs of the premiums for the Fire and Extended Coverage Insurance carried hereunder in each calendar year or partial calendar year during the term of this Lease. If Tenant fails to maintain the Fire and Extended Coverage Insurance in force, then Landlord at its option may effect such the Fire and Extended Coverage Insurance from year to year and pay the premiums therefor, and any such sums advanced by Landlord shall bear interest at the highest rate permitted by law, and shall be promptly reimbursed to Landlord upon receipt of written demand therefor. Tenant shall assign and deliver to Landlord all policies of Fire and Extended Coverage Insurance which insure against any loss or damage to the Premises or any part thereof, as collateral and further security for the payment of the obligations under this Lease, with loss payable to Landlord pursuant to a clause acceptable to Landlord. Landlord is hereby authorized at its option to settle and adjust any claims arising out of any insurance coverage so maintained by Tenant. Any expense incurred by Landlord in the adjustment and collection of insurance proceeds shall be reimbursed to Landlord first out of any insurance proceeds. If any insurance proceeds under the Fire and Extended Coverage Insurance are received by Landlord for loss or damage to the Improvements or the Personalty which total less than $200,000.00, and provided Tenant is not then in default under this Lease (in which case Landlord at its option may retain such proceeds and apply them toward the payment of the obligations then due and owing under this Lease in any order of priority Landlord may deem appropriate in its sole discretion), then Landlord shall disburse said proceeds to Tenant in whole for the repair or restoration of the damaged Improvements or Personalty. If any insurance proceeds under the Fire and Extended Coverage Insurance are received for loss or damage to the Improvements or the Personalty which total $200,000.00 or more, and provided Tenant is not then in default under this Lease (in which case Landlord at its option may retain such proceeds and apply them toward the payment of the obligations then due and owing under this Lease in any order of priority Landlord may deem appropriate in its sole discretion), then Landlord shall disburse such proceeds to Tenant for the repair or restoration of the damaged Improvements or Personalty in the same manner as disbursements under a construction loan (i.e., with construction draws); Landlord shall not be obligated to see to the proper application by Tenant of any such disbursement. Not less than thirty (30) days prior to the expiration date of each Fire and Extended Coverage Insurance policy required under this Lease, Tenant shall deliver to Landlord a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to Landlord. Each policy of insurance required hereunder shall be non-cancelable without at least thirty (30) days' advance written notice to Landlord.


         9. Payment of Taxes by Landlord. If Tenant should fail to pay any taxes, assessments or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects (and after reasonable notice to Tenant), pay such taxes, assessments and governmental charges. Any sums so paid by Landlord shall bear interest at the lower of 18% per annum or the maximum legal contract rate, shall be deemed to be additional rental owing by Tenant to Landlord and shall be paid with the next due installment of rent.

         10. Repairs. Tenant shall take good care of the Building (including but not limited to roof and structure), the parking areas, private drives, sidewalks (if any and as applicable) and all other Improvements on the Premises, throughout the term of this Lease, and shall keep them in an attractive and good condition and free from waste or nuisance of any kind. Tenant shall make repairs to the Building, parking areas, private drives, sidewalks (if any and as applicable) and the Improvements at its sole cost and expense; and Landlord shall not be called upon to make any improvements or repairs of any kind during the term of this Lease. Tenant further agrees that it shall care for the landscaping, if any, on the Property (including, to the extent applicable, the mowing of grass, care of shrubs, watering and other landscaping requirements) during the term of this Lease. The Premises shall not be maintained as, nor shall Tenant permit the Premises to become, a public or private nuisance; and Tenant shall not maintain any nuisance upon the Premises. Tenant shall, at its sole cost and expense and at all times during the term of this Lease, comply with and cause the Premises to comply with the terms of the Declaration (including, without limitation, Article IX thereof). Upon the expiration or other termination of this Lease, Tenant shall deliver up the Premises with the Building, parking areas, private drives, sidewalks (if any and as applicable) and improvements located thereon (including, without limitation, the Improvements), in good repair and condition, loss by fire or other casualty or act of God, and ordinary wear and tear excepted.

         11. Alterations. Tenant shall have the right to make any reasonable interior alterations, additions, or improvements to the Building as may be necessary in connection with requirements of Tenant's business without the prior written consent of Landlord and without the payment of any additional rent, provided that such alterations, additions or improvements (x) shall not reduce the value of the Premises, and (y) shall not affect the Building's structure, or any of the mechanical, electrical, HVAC, plumbing systems or other Building systems (collectively and as applicable, the

"Building Systems"). All other changes must be submitted to Landlord for Landlord's prior written approval (not to be unreasonably withheld); and even with regard to changes permitted by the immediately preceding sentence, if the change either (i) costs more than $5,000.00 or (ii) is a structural change and/or affects any of the Building Systems, then in either such event Tenant will provide Landlord with written notice, accompanied by informational copies of the plans and specifications of all such change(s), and such change(s) shall be subject to Landlord's prior written approval (not to be unreasonably withheld). Except as provided in Section 12 below, all alterations, additions and improvements which may be made or installed upon the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord upon the expiration or other termination of this Lease, unless (x) Landlord requests the removal of alterations or additions to which it did not consent, in which event Tenant shall remove the same and restore the Premises to their original condition at Tenant's expense, or (y) Tenant timely and effectively exercises its Purchase Option (as defined in and pursuant to Section 26 below).

         12. Equipment, Fixtures and Signs on Premises. Tenant shall have the right to maintain equipment, trade business fixtures and signs existing at the Premises as of the Commencement Date of this Lease, and Tenant shall have the additional right(s), at Tenant's sole cost and with the prior consent of Landlord (such consent not to be unreasonably withheld), to erect, install, maintain, and operate on the Premises additional equipment, trade and business fixtures, and signs (exclusive of any signs on the roof), and all of such equipment, trade and business fixtures, and signs (exclusive of any signs on the roof) shall remain upon and be surrendered with the Premises and become the property of Landlord upon the expiration or other termination of this Lease, unless (x) Landlord requests the removal of such equipment, trade and business fixtures, and signs to which it did not consent, in which event Tenant shall remove the same and restore the Premises to their original condition at Tenant's expense, or (y) Tenant timely and effectively exercises its Purchase Option (as defined in and pursuant to Section 26 below). All such installation shall be effected in compliance with applicable governmental laws, ordinances and regulations and shall not materially injure or deface the building and other improvements. Except as provided in this Section 12, Tenant shall have no right to place any other signs on the Property or elsewhere on the Premises.

         13.      Damage by Fire or Other Casualty.

         (a) If the Improvements on the Property should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Landlord.

         (b) If during the term of this Lease the building situated upon the Premises should be substantially or totally destroyed by fire, tornado, or other casualty, or if during such period it should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall, at the option of Landlord (to be exercised by written notice delivered to Tenant within twenty (20) days after the occurrence of the casualty (the "Casualty Notice")), terminate and the rent shall be abated during the unexpired portion of this Lease, effective with the date of such damage. If Landlord elects to terminate this Lease in accordance with the immediately preceding sentence, then Tenant shall have the right to exercise its Purchase Option pursuant to the terms of Section 26 below by delivering its 30 days' written notice to Landlord within ten (10) days after receipt of the Casualty Notice, in which case Tenant shall be entitled to the proceeds of the Fire and Extended Coverage Insurance.

         (c) If the building situated upon the Premises should be damaged by fire, tornado, or other casualty but not under such circumstances as entitle Landlord to terminate pursuant to Section 13(b) above, or if under such circumstances but Landlord shall not have elected to terminate this Lease, this Lease shall not terminate, but Tenant shall, at Tenant's sole cost and expense, proceed with reasonable diligence to rebuild and repair such building to substantially the condition in which it existed prior to such damage, and Tenant may use the proceeds of the Fire and Extended Coverage Insurance for such purpose (in accordance with the terms and provisions of Section 8(d) above). The rent payable hereunder shall in no event abate during the period in which the Premises are untenantable.

         (d) Tenant shall not, without Landlord's prior written consent, keep anything within the Premises for any purpose which invalidates any insurance policy carried on the Premises. All property kept, stored or maintained within the Premises by Tenant shall be at Tenant's sole risk.

         (e) Subject to Section 13(b) hereof, all insurance proceeds payable by reason of the occurrence of such fire or other casualty shall be paid to Landlord to be applied to the cost of repair or replacement of the Improvements and the Personalty (in accordance with the terms and provisions of Section 8(d) above).

         14.      Condemnation.

         (a) If all of the Property -- or if less than all, but Landlord reasonably determines the remaining portion cannot be utilized for the operation of Tenant's business -- shall be acquired by the right of condemnation or eminent domain for any public or quasi-public use or purpose or sold to a condemning authority under threat of condemnation, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding (or sale) and all rentals, including percentage rentals, shall be paid up to that date.

         (b) In the event of a partial taking or condemnation which takes less than a substantial portion of the Property and Landlord reasonably determines the remaining portion can be utilized for the operation of Tenant's business, then Tenant, at Tenant's sole cost and expense, shall promptly restore the remaining portion to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking; and in such event this Lease shall continue in full force and effect and all rentals will continue without abatement.

         (c) In the event of any condemnation, taking or sale as aforesaid, whether whole or partial, Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings, or as may be otherwise agreed; except that if the remaining portion shall be restored as herein provided, the Tenant shall first be entitled to recover its expenses incurred in such restoration out of any such award, and the balance shall be allocated as aforesaid. Termination of this Lease shall not affect the right of the respective parties to such awards.

         15.      Liability and Indemnification.

         (a) Landlord shall not be liable to Tenant or its directors, shareholders, partners, trustees, members, agents, contractors, subcontractors, employees, licensees, servants, and invitees and all persons and entities claiming through any of these persons or entities (collectively and as applicable, "Tenant Party(ies)"), or any person whomsoever, for any injury to person or damage to property on or about the Premises caused by the negligence or willful misconduct of Tenant or any Tenant Party; and Tenant agrees to indemnify Landlord and hold it harmless from any loss, claim, damage, cost or expense suffered or incurred by Landlord by reason of any such damage or injury.

         (b) Landlord and Landlord's agents and employees shall not be liable to Tenant or any Tenant Party for any injury to person or damage to property caused by the Premises (or any portion thereof) becoming out of repair or by defect in or failure of equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises, nor shall Landlord be liable to Tenant or any Tenant Party for any loss or damage that may be occasioned by or through the acts or omissions of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

         (c) Tenant shall indemnify, defend, and hold Landlord and its authorized representatives and their respective officers, directors, shareholders, partners, trustees, members, agents, employees, property manager, contractors and all persons and entities through any of these persons or entities (collectively and as applicable, "Landlord Party(ies)") harmless from all fines, suits, losses, costs, liabilities, claims, demands, actions, and judgments of every kind and character (collectively, "Claims") INCLUDING THOSE CLAIMS RESULTING SOLELY OR IN PART FROM THE NEGLIGENCE OF ANY LANDLORD PARTY (BUT EXCEPTING THOSE CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY) arising out of or relating (directly or indirectly) to this Lease, the tenancy created under this Lease or the Premises, including, without limitation:

              (1) any breach or default in performance of any obligation on Tenant's part to be performed under this Lease, whether before or during the term of this Lease or after its expiration or earlier termination;

              (2) any act, omission, negligence, or misconduct of any Tenant Party, or of any other person entering upon the Premises under or with the express or implied invitation or permission of Tenant;

              (3) any alterations, activities, work, or things done, permitted, allowed, or suffered by Tenant Parties in, at, or about the Premises, including the violation by any Tenant Party of any Applicable Laws (including, without limitation, the Access Laws); and

              (4)   the occupancy or use by any Tenant Party of the Premises.

          (d) Tenant shall indemnify, defend, and hold all Landlord Parties harmless from any Claim for damage to the Improvements or Tenant's personal property, fixtures, furniture, and equipment in the Premises (INCLUDING THOSE CLAIMS RESULTING SOLELY OR IN PART FROM THE NEGLIGENCE OF ANY LANDLORD PARTY (BUT EXCEPTING THOSE CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY)), to the extent that the damage is covered by ISO Special Form Property Insurance (including any deductible) that Tenant is required to carry under this Lease (or would have been covered had Tenant carried the insurance required under the provisions of this Lease).

          (e) If any Landlord Party is made a party to any litigation commenced against any Tenant Party or relating to this Lease or to the Premises, then Tenant shall pay all costs and expenses, including attorneys' fees, court costs and expenses, incurred by or imposed upon the Landlord Party by virtue of the litigation. The amount of all costs and expenses, including attorneys' fees, court costs and expenses is a demand obligation payable by Tenant to Landlord as additional Rent bearing interest at the lower of 18% per annum or the maximum legal contract rate from the date of payment by Landlord until paid by Tenant.

          (f) If an employee (full-time, part-time, or temporary) of Tenant suffers an injury at the Premises, Tenant shall cause the injured employee to exhaust all rights under the applicable Workers' Compensation Laws before any claim arising from the injury is asserted against any other party.

Tenant shall indemnify, defend, and hold Landlord Parties harmless from any and all Claims suffered by Landlord Parties arising from any injury(ies) to any of Tenant's employees or any other Tenant Parties.

          (g) The provisions of this Section 15 survive the expiration or earlier termination of this Lease. The indemnification provisions of this
Section 15 shall not be construed or interpreted as in any way restricting, limiting, or modifying Tenant's insurance or other obligations under this Lease and is independent of Tenant's insurance and other obligations under this Lease.

         16.      Assignment and Subletting.

         (a) Tenant may not, without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion,
(1) assign or transfer this Lease or any interest therein; (2) permit any assignment of this Lease or any interest therein by operation of law; (3) sublet the Premises or any part thereof; (4) grant any license, concession, or other right of occupancy of any portion of the Premises; (5) mortgage, pledge, or otherwise encumber its interest in this Lease; (6) permit the use of the Premises by any parties other than Tenant and its employees; or (7) reorganize as a corporation, limited liability company or any other form of legal entity. Landlord's consent to any assignment, subletting, or reorganization is not a waiver of Landlord's right to approve or disapprove any subsequent assignment, subletting, or reorganization. Tenant and any guarantor of Tenant's obligations under this Lease ("Guarantor", whether one or more) shall remain jointly and severally liable for the payment of rent and performance of all other obligations under this Lease after any assignment or subletting. If Tenant is a partnership, Tenant, Guarantor, and the general partners of Tenant prior to its reorganization shall remain jointly and severally liable for the payment of rent and performance of all other obligations under this Lease after any reorganization. Landlord and Tenant hereby agree that the granting of consent by Landlord to any assignment or subletting, or reorganization shall be within the sole and absolute discretion of Landlord and shall, at a minimum, be preconditioned upon the fulfillment of the following requirements of Landlord, as well as any other requirements of Landlord: (i) that no Event of Default has occurred and is continuing at the time of the request for consent to the sublease or assignment, (ii) that the use to be made of the Premises by the assignee or sub-tenant is only as permitted in Section 5 hereof, (iii) that the assignee or sub-tenant shall assume in writing the performance of all of the terms, covenants and conditions of this Lease on the part of the Tenant to be kept and performed, and (iv) that the Tenant shall deliver to the Landlord within fifteen (15) days prior to the assignment or subletting the proposed documents relating to such event, along with the proposed form of an assumption agreement, all such documents to be subject to Landlord's comments which shall be incorporated therein (with Tenant agreeing to deliver to Landlord within 15 days after the assignment or subletting, an executed duplicate thereof, together with a duly executed assumption agreement). Any assignment or subletting shall be subject to and upon all of the terms and provisions of this Lease.

         (b) If the Premises or any part thereof are assigned or sublet to a third party pursuant to Section 16(a) above, Landlord may at its option collect directly from the assignee or sublessee all rents payable to Tenant under the assignment or sublease and apply the rent against any sums due to Landlord under this Lease. Tenant authorizes and directs any assignee or sublessee to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection of rent by Landlord from any assignee or sublessee is a novation or a release of Tenant or Guarantor from the performance of their obligations under this Lease or under any guaranty executed by Guarantor, and Tenant and Guarantors shall continue to be liable under this Lease and any such guaranty, with the same force and effect as if no such assignment or sublease had been made.

         (c) Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises to any financial institution advancing purchase-money financing for Tenant's operations on the Premises, without the prior written consent of Landlord in Landlord's sole discretion.

         (d) Tenant may, without the prior consent of Landlord, assign this Lease to an Affiliate, so long as (i) Tenant provides Landlord a copy of the assignment within ten (10) days after its execution, (ii) the transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease, (iii) the assignee or sublessee is engaged in a business customarily acceptable for a tenant in projects similar to the Premises in the same geographic area, (iv) the assignee's proposed use of the Leased Premises does not violate the terms of this Lease, and (v) the assignee's net worth, creditworthiness and financial standing is equal to or better than Tenant's as of the date of such assignment or sublease. Landlord has no obligation to recognize an Affiliate as the tenant under this Lease unless Landlord timely receives a complete copy of the assignment and Tenant pays Landlord its reasonable administrative and legal costs. Tenant and any Guarantors of this Lease remain jointly and severally liable for the payment of rent and performance of all other obligations under this Lease after any assignment to an Affiliate. The term "Affiliate" means any entity that acquires all or part of Tenant, or that is acquired in whole or in part by Tenant, or which entity controls, directly or indirectly, Tenant. For purposes of this subparagraph, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or by contract or otherwise.

         17.      Default.

         (a) The following events shall be deemed to be "Events of Default" by Tenant under this Lease Agreement:

                   (1) Tenant shall fail to pay any installment or amount of rent herein provided as and when the same shall become due and the failure continues for a period of five (5) days;

                   (2) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within twenty (20) days after written notice thereof is given by Landlord to Tenant; provided, however, if the default is not reasonably curable within such 20-day period, Tenant shall have a reasonable additional time period (not to exceed an additional ninety (90) days) to cure such default so long as Tenant commenced such cure within the initial 20-day period and continuously and diligently prosecutes such cure to completion;

                   (3) Tenant shall become insolvent, or shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors;

                   (4) Tenant shall file a petition under any section or chapter of the Federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder; or

                   (5) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

                   (6) Tenant, if a natural person, dies or becomes incapacitated or, if Tenant is not a natural person, Tenant is dissolved or ceases to exist (except as permitted pursuant to Section 16(d) above).

                   (7) Tenant's leasehold estate is taken on execution or other process of law in any action against Tenant.

                   (8) Tenant does not conduct its business in any substantial portion of the Premises for more than ten (10) consecutive business days.

Notwithstanding the foregoing, and anything to the contrary contained in this Lease, in the event that (A) Landlord provides Tenant written notice relating to a failure by Tenant to comply with any term, provision or covenant of this Lease, other than the payment of rent, pursuant to Section 17(a)(2) above (a "17(a)(2) Notice"), (B) Tenant shall not cure such failure within twenty (20) days after the 17(a)(2) Notice is given by Landlord to Tenant, and (C) Tenant provides evidence acceptable to Landlord (in its sole, but reasonable, discretion) within thirty (30) days following the 17(a)(2) Notice that the failure(s) described in such 17(a)(2) Notice is not susceptible of cure at all, then Landlord shall deliver a written notice to Tenant, at Landlord's sole option, either (x) notifying Tenant that Landlord retracts the applicable 17(a)(2) Notice, in which case said 17(a)(2) Notice shall be null and void and of no force or effect, or (y) notifying Tenant that Tenant shall be permitted to either (1) pay all amounts due under this Lease and exercise its Purchase Option pursuant to the terms of Section 26 of this Lease by delivering its 30 days' written notice to Landlord within ten (10) days after receipt of Landlord' notice (time being of the essence), or (2) allow Landlord to exercise its remedies under this Lease, at law or in equity due to the Event of Default under Section 17(a)(2) of this Lease.

         (b) Upon the occurrence of any such Event of Default, in addition to any other remedy provided herein or at law or equity, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, and without terminating, invalidating or otherwise affecting Landlord's Option pursuant to Section 27 below:

         (1) Pursue a claim for monetary relief; or

         (2) Enforce specific performance of Tenant's obligations; or

         (3) Enter upon the Premises, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease; or

         (4) Without terminating this Lease, enter upon and take possession of the Premises and expel or remove Tenant and other persons who may be occupying the Premises or any part thereof, without being liable for prosecution of any claim for damages therefor, and relet the Premises, as Tenant's agent and receive the rent therefore; and Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting; or

         (5) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises, or any part thereof, without being liable for prosecution or any claim for damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damage accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon the occurrence of an Event of Default shall not be deemed or construed to constitute a waiver of such default.

         18. Inspection by Landlord. Landlord and Landlord's agents and representatives shall have the right to enter upon and inspect the Premises at any time during normal business hours upon prior reasonable notice to Tenant.

         19. Covenant of Title and Quiet Enjoyment. If Tenant pays rent when due and timely performs all other obligations of Tenant under this Lease, then Tenant may peaceably and quietly enjoy the Premises during the term of this Lease without any disturbance from Landlord or from any other person claiming by, through, or under Landlord, but not otherwise, subject to the terms of this Lease, Applicable Laws and matters affecting the Premises (including, without limitation, the Declaration) as set forth on Exhibit "B" to the Special Warranty Deed of even date hereof conveying the Premises from Tenant to Landlord.

         20. Holding Over by Tenant. Should Tenant or any successor in interest of Tenant or any assignee, sublessee or licensee of Tenant hold over the Premises or any part hereof after the expiration of this Lease unless otherwise agreed in writing, such holdover shall constitute and be construed as a tenancy at sufferance at a monthly rental equal to one hundred fifty percent (150%) of the monthly Minimum Rent payable at the time of termination, plus the payment of all other rent payable under this Lease. While Tenant or its successor continues to hold the Premises after the termination of this Lease, the tenancy is subject to all terms of this Lease; provided, all expansion rights, first refusal rights, first notice rights, first offer rights, and renewal rights (if any) automatically terminate. Landlord shall have the right to terminate such tenancy at any time at will upon one (1) day prior notice to Tenant. No payments of money by Tenant to Landlord after the termination of this Lease reinstate, continue, or extend the term of this Lease and no extension of this Lease after the termination or expiration thereof is valid unless it is reduced to writing and signed by Landlord and Tenant. Nothing in this Section 20 may be construed to give Tenant the right to hold over beyond the scheduled expiration date of the term of this lease or any earlier termination of this Lease or preclude Landlord from having the right to dispossess or otherwise terminate Tenant's right of possession. Any month-to-month tenancy or tenancy at sufferance is terminable upon one (1) day prior notice to Tenant.

         21. Notice and Payments. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith;

         (b) All payments (if any) required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such address as Tenant may specify from time to time by written notice delivered in accordance herewith;

         (c) All notices, requests, approvals, and other communications required or permitted to be delivered under this Lease must be in writing and are effective:

           (i) on the business day sent if (1) sent by telecopier prior to 5:00 p.m., Central Standard time, (2) the sending telecopier generates a written confirmation of sending, and (3) a confirming copy is sent on the same business day by one of the other means specified below;

           (ii) the next business day after delivery on a business day to a nationally-recognized-overnight-courier service for prepaid overnight delivery;

           (iii) if orderly delivery of the mail is not then disrupted or threatened, in which event some method of delivery other than the mail must be used, 3 days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or

           (iv) upon receipt if delivered personally or by any method other than by telecopier (with written confirmations nationally-recognized-overnight-courier service, or mail;

in each instance addressed to Landlord or Tenant, as the case may be, at the address specified below, or to any other address either party may designate by ten (10) days' prior notice to the other party.


         If to Landlord:            Briarwood Waters Ridge LP
                                    c/o Briarwood Capital Corporation
                                    2911 Turtle Creek Boulevard, Suite 1240
                                    Dallas, Texas 75219
                                    Attention: H. Walker Royall
                                    Fax No.:  (214) 520-2009

         With a copy to:            Jenkens & Gilchrist, P.C.
                                    1445 Ross Avenue, Suite 3200
                                    Dallas, Texas   75202-2799
                                    Attention: Christopher I. Clark, Esq.
                                    Fax No.:  (214) 855-4300

         If to Tenant:              Ultrak Operating, L.P.
                                    c/o Ultrak, Inc.
                                    1301 Waters Ridge Drive
                                    Lewisville, Texas 75057
                                    Attention: Chris Sharng, CFO
                                    Fax No.: (972) 353-6679

         With a copy to:            Stutzman & Bromberg, P.C.
                                    2323 Bryan Street, Suite 2200
                                    Dallas, Texas 75201-2689
                                    Attention: John E. Bromberg, Esq.
                                    Fax No.: (214) 969-4999

If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for receipt of notice and payment to Landlord; if and when included within the term "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this Section 21 as if each had received such notice.

         22. Net Lease. It is understood and agreed that this is a "net" lease in the most absolute sense. It is the intention of the parties that Landlord shall receive the rentals herein reserved free from (a) all taxes or charges imposed upon or by reason of the Premises and (b) all expenses and charges required to be paid to maintain the Premises and continue the ownership of Landlord and Landlord's successors and assigns.

         23. Force Majeure. When this Lease prescribes a period of time for action to be taken by Landlord or Tenant, Landlord or Tenant is not liable or responsible for, and there is excluded from the computation for the period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind that is beyond the control of Landlord or Tenant. Notwithstanding the foregoing, the delays described in the preceding sentence shall not extend the time period for either the Commencement Date or the obligation of Tenant to pay rent under this Lease.

         24. Waiver of Subrogation. Landlord and Tenant agree and covenant that neither shall be liable to the other for loss arising out of damage to or destruction of the Premises or contents thereof when such loss is caused by any perils included within the State of Texas standard fire and extended coverage insurance policy. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other applicable person or entity), Landlord and Tenant severally agree immediately to give to each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

         25. Recording. A short-form memorandum of this Lease in the form attached hereto as Exhibit "D" and made a part hereof for all purposes, shall be executed and acknowledged by parties simultaneously with the execution and delivery of this Lease, and shall be recorded in the Real Property Records of Denton County, Texas, promptly following the Commencement Date at Tenant's sole cost and expense.

         26. Purchase Option. Landlord and Tenant hereby acknowledge and agree that, provided that Tenant is not then in default under Section 17(a)(1) of this Lease, and further provided that the Tenant under this Lease is Ultrak Operating, L.P., a Texas limited partnership or an Affiliate, Tenant shall have the option (but not the obligation) to purchase the Premises (including the Improvements and the Personalty) (the "Purchase Option") on the terms and conditions hereinafter set forth in this Section 26. Tenant shall exercise its Purchase Option as herein granted by giving written notice (the "Option Notice") thereof to Landlord on or before November 30, 2003, time being of the essence. The date on which the Purchase Option, if exercised by Tenant, shall be consummated by Landlord and Tenant shall be the last day of the twenty-fourth (24th) full calendar month of the term of this Lease (the "Closing Date"). In the event that Tenant shall exercise its Purchase Option hereunder, the consideration to be paid by Tenant for the Premises (including the Improvements) (referred to herein as the "Purchase Price") shall be SIX MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,900,000.00), and shall be payable in cash from Tenant to Landlord at the consummation of the Purchase Option on the Closing Date. If the Purchase Option is exercised, the Premises (including the Improvements) shall be conveyed to Tenant by special warranty deed (the "Deed") in form and content satisfactory to Landlord, and Landlord will, upon conveyance, deliver to Tenant, at Tenant's option and sole cost and expense, an owner's policy of title insurance insuring

Tenant's ownership of fee simple title to the Premises (including the Improvements), together with any applicable easements or restrictions appurtenant to or otherwise benefitting the Premises, subject to any applicable permitted exceptions and/or encumbrance. All closing costs, escrow charges, and attorneys' fees (of both Landlord and Tenant) shall be paid by Tenant. Upon consummation of the Purchase Option on the Closing Date, this Lease shall automatically terminate -- in which event Landlord and Tenant shall execute and deliver one to the other any reasonably required document(s) (in recordable form) as may be necessary to evidence such termination. In the event that Tenant has not properly and validly exercised its Purchase Option on or before November 30, 2003, time being of the essence, then Tenant shall have no right (and shall be deemed to have waived its right) to exercise the Purchase Option set forth in this Section 26. Tenant may not assign the Purchase Option set forth in this Section 26 to any assignee of this Lease, nor may any sublessee or assignee exercise the Purchase Option set forth in this Section 26.

         27. Tenant's Information. Tenant's Organizational Identification Number issued by the Secretary of State of Texas is 85612-10. Tenant's Tax Identification Number is 75-2625985.

         28. Gender and Number. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context otherwise requires.

         29. Binding Effect. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors in interest and assigns, except as otherwise herein expressly provided.

         30. Entire Agreement; Amendments. This Lease is the entire agreement between the parties. All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated in this Lease. No act or omission of any employee or agent of Landlord may alter, change, or modify any of the terms of this Lease. No amendment or modification of this Lease is binding unless expressed in a written instrument executed by Landlord and Tenant.

         31. Captions. The captions used herein are for convenience only and shall not be deemed to amplify, limit or otherwise construe the terms hereof in any way.

         32. Terms Held Invalid. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

         33. Attorney's Fees. If on account of any breach or default in any of Tenant's obligations hereunder, Landlord shall employ an attorney to enforce or defend any of Landlord's rights or remedies hereunder, and Landlord is the prevailing party in such matter, Tenant shall pay on demand any reasonable attorney's fees incurred by Landlord in such connection.

         34. Waiver of Repurchase Option. Notwithstanding anything to the contrary contained in this Lease (including, without limitation, the terms of Section 26 of this Lease), Tenant hereby acknowledges and agrees that it fully and completely waives any and all rights that Tenant may ever have (i.e., now and/or in the future) to exercise the option to repurchase the Premises (or any portion thereof) pursuant to the terms of Article XII of the Declaration.

         35. Estoppels. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (or to a party designated by Landlord), which statement shall identify Tenant and this Lease, shall certify that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this Lease (or if Landlord is in default, specifying any default), and shall contain such other information or confirmations as Landlord may require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant.

         36. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, title and interest of the Landlord in the Premises or under the terms of this Lease.

         37. No Joint Venture. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or partnership or of joint venture between parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

         38. Broker. Tenant warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this Lease. Tenant shall indemnify, defend, and hold Landlord harmless against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming by, through, or under Tenant with respect to this Lease or any renewal or extension.

         39. Date of Lease. This Lease shall be dated as of date first above written in this Lease.

         40. No Representations. NO LANDLORD PARTY MADE ANY REPRESENTATIONS OR PROMISES WITH RESPECT TO THE PREMISES EXCEPT AS

EXPRESSLY SET FORTH IN THIS LEASE. NO RIGHTS, EASEMENTS, OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE. Tenant acknowledges that neither Landlord nor any other Landlord Party has made, and Tenant waives, any representation or warranty with respect to the Premises including, without limitation, any representation or warranty with respect to the suitability or fitness of the Premises for the conduct of Tenant's business.

         41. Binding Effect. All terms of this Lease are binding upon the respective heirs, personal representatives, successors, and, to the extent assignment is permitted, assigns of Landlord and Tenant.

         42. Counterparts. This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument.

         43. Rental Tax. Tenant shall pay as additional Rent all licenses, charges, and other fees of every kind and nature as and when they become due arising out of or in connection with Tenant's use and occupancy of the Premises, including but not limited to license fees, business license taxes, and privilege, sales, excise, or other taxes (other than income) imposed upon rent or upon services provided by Landlord or upon Landlord in an amount measured by rent received by Landlord.

         44. Landlord's Lien. To secure payment of all Rent and any damages or losses Landlord suffers by reason of the breach by Tenant of this Lease, Tenant grants to Landlord a security interest in, and an express contractual lien on, all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant presently or hereafter situated in the Premises (except parts of the property exchanged, replaced, or sold from time to time in the ordinary course of Tenant's operations) and all proceeds therefrom. The property may not be removed from the Premises without the consent of Landlord until all arrearages in Rent are paid and any other defaults cured by Tenant. This security interest is governed by Article 9 of the Texas Business & Commerce Code (the "Code"). Upon request by Landlord, Tenant shall execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the property and proceeds under the provisions of the Code. The security interest granted in this Paragraph is in addition to Landlord's statutory and constitutional liens. Notwithstanding the foregoing provisions of this Section 44, Landlord agrees that it will subordinate its security interest(s) and landlord's lien(s) to the security interest of Tenant's supplier(s) or third-party, unaffiliated financial source(s) for as long as the rental account of Tenant under this Lease is current (or is brought current), provided that any such subordination shall be limited to a specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction, and further provided that any such subordination is evidenced by a written agreement in form and content reasonably satisfactory to Landlord.

         45. Limitation of Actions. Any claim, demand, right, or defense of Tenant arising out of this Lease is barred unless Tenant commences an action or asserts an affirmative defense within 6 months after the date of the event giving rise to Tenant's claim, demand, right, or defense. Tenant represents and warrants to Landlord that Tenant has consulted with legal counsel regarding the effect of this Paragraph.

         46. Waiver of Jury Trial. LANDLORD AND TENANT HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION
(A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS LEASE OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS LEASE OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTIES RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. LANDLORD AND TENANT AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF

THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         47. Execution and Approval of Lease. Employees and agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this Lease for examination and negotiation is not an offer to lease, agreement to reserve, or option to lease the Premises. This Lease is effective and binding on Landlord only upon the execution and delivery of this Lease by Landlord and Tenant.

         48. Governing Law. The parties hereto acknowledge and agree that it is their intention (respectively) that the laws of the State of Texas govern the validity, construction of terms and interpretation of the rights and duties of the parties with respect to this Lease.

         49. Hazardous Materials.

         (a)  Tenant may not:

              (1) cause or permit the escape, disposal, or release in or on the
                  Premises of any biologically active, chemically active, or hazardous substances or materials (collectively, "hazardous substances"); or

              (2) bring, or permit any other Tenant Party to bring, any
                  hazardous substances into or onto the Premises.

         The term "hazardous substances" includes, but is not limited to, those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Texas Water Code, the Texas Solid Waste Disposal Act, and other applicable existing and future state or local environmental laws and the regulations adopted under those acts.

         (b) If Landlord, any lender or any governmental agency requires testing to ascertain whether or not a release of hazardous substances has occurred in or on the Premises based on probable cause that a release occurred and was caused by any Tenant Party, then Tenant shall reimburse the reasonable costs of the testing to Landlord on demand as additional rent.

         (c) Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances in or on the Premises.

         (d) Tenant shall indemnify Landlord Parties in the manner elsewhere provided in this Lease from any release of hazardous substances in or on the Premises caused or permitted by any Tenant Party, including, but not limited to, any costs incurred by Landlord in connection with the removal or abatement of any such hazardous substances.

         (e) These covenants survive the expiration or earlier termination of this Lease.

         50. Intention of Parties; Contingent Security Interest. Landlord and Tenant each hereby acknowledge and agree that the parties hereto fully intend that the transaction contemplated by this Lease be a lease transaction and establish only the relationship of landlord and tenant by and between Landlord and Tenant. Notwithstanding the foregoing, if, and only if, the transaction contemplated by this Lease is deemed by any court or other legal authority to be a loan or other category of financing transaction, and Landlord's fee simple ownership of the Premises (or any portion thereof) is in any way disputed or challenged, then the following provisions shall automatically be applicable:

         (a) To secure the payment of the obligations and the full and faithful performance of the covenants and agreements contained in this Lease, as well as the full payment to Landlord of the Purchase Price prescribed in the Purchase Option set forth in Section 26 of this Lease, Tenant hereby grants and conveys the Premises to Christopher I. Clark of Dallas County, Texas ("Trustee"), to have and to hold the Premises pursuant to the terms of this Section 50; moreover, Tenant hereby grants, conveys and pledges to Landlord a security interest in all of the Personalty.

         (b) Tenant shall forever warrant and defend the title and quiet possession of the Premises unto Trustee and Landlord, and the validity and priority of the lien of this Section 50, against the lawful claims and demands of all persons whomsoever, and this warranty of title shall survive the foreclosure of the lien of this Section 50 and shall inure to the benefit of and be enforceable by any person who may acquire the Premises pursuant to foreclosure, trustee's sale or other exercise by Landlord of the rights and remedies provided in this Section 50.

         (c) All amounts due under this Lease, as well as full payment to Landlord of the Purchase Price prescribed in the Purchase Option set forth in Section 26 of this Lease, at the option of the Landlord, shall become at once due and payable without demand or notice other than the demand or notice provided for in this paragraph (c); and provided that all or any portion of all such amounts remain unpaid, then the Trustee when requested so to do so by Landlord, shall sell the Premises and the Personalty at public auction to the highest bidder for cash, between the hours of ten o'clock A.M. and four o'clock P.M. on the first Tuesday in any month, at the door of the Courthouse in the County in which the Premises, or any part thereof are situated, in accordance with the requirement specified in Section 51.002 if the Texas Property Code, and after advertising same in accordance with the requirements of Section
     51.002 of the Texas Property Code.

         (d) If and to the extent that subsections (a), (b) and (c) become applicable to this transaction, Landlord may substitute any other Trustee for the above-mentioned Christopher I. Clark, with or without cause and with or without notice having been provided to Tenant.

         (e) Notwithstanding the foregoing, Landlord and Tenant hereby acknowledge and agree that commencing at the end of the last day on which Tenant is permitted under Section 26 above to properly and validly exercise its Purchase Option, the expiration of such Purchase Option shall be deemed to be a deed in lieu of foreclosure with respect to the Premises as consideration for the right of Tenant to remain in possession of the Premises for the balance of the term of this Lease; and in this regard, Tenant's remaining in the Premises beyond the end of the last day on which Tenant is permitted under Section 26 above to properly and validly exercise its Purchase Option will conclusively be deemed to constitute such deed in lieu of foreclosure to Landlord.




                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         This Lease is executed in multiple originals as of the date first above set forth.


                           LANDLORD:

                           BRIARWOOD WATERS RIDGE LP,
                           a Texas limited partnership

                           By:      Briarwood Capital Corporation,
                                    a Texas corporation, its General Partner


                                    By:  _______________________________________
                                         H. Walker Royall, President


                           TENANT:

                           ULTRAK OPERATING, L.P.,
                           a Texas limited partnership

                           By: Ultrak GP, Inc., a Texas corporation, its General Partner


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                   EXHIBIT "A"

      Legal Description of Property to be attached pursuant to Section 1

                                  EXHIBIT "B"

                                   Site Plan

                                 EXHIBIT "C-1"

                                   GUARANTY




         In order to induce BRIARWOOD WATERS RIDGE LP, a Texas limited partnership ("Landlord"), to execute the foregoing Lease Agreement (the "Lease") with ULTRAK OPERATING, L.P., a Texas limited partnership ("Tenant"), for a certain Premises (herein so called and as defined in the Lease) in the City of Lewisville, Denton County, Texas, the undersigned, ULTRAK, INC., a Delaware corporation, ULTRAK GP, INC., a Delaware corporation, ULTRAK LP, INC., a Delaware corporation, DIAMOND ELECTRONICS, INC., an Ohio corporation, MONITOR DYNAMICS, INC., a California corporation, ABM DATA SYSTEMS, INC., a Texas corporation, and SECURITY WARRANTY, INC., a Texas corporation (such undersigned parties being referred to herein collectively as the "undersigned") do hereby agree as follows:

         The undersigned hereby jointly and severally guarantee, the payment and performance of all liabilities, obligations and duties (including, but not limited to, payment of rent) imposed upon Tenant under the terms of the Lease, as if the undersigned had individually executed the Lease as Tenant hereunder. In addition, the undersigned further agree that if (but only if) any action is instituted by or on behalf of Tenant or any person or entity affiliated, directly or indirectly, with Tenant (including, without limitation, the undersigned) which challenges or seeks to challenge Landlord's ownership of fee simple title to the Premises or any portion thereof, then each of the undersigned, jointly and severally, hereby agree (a) that regardless of which party prevails in any such action, the undersigned, jointly and severally, shall indemnify and hold harmless Landlord and its successors and/or assigns from and against any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, to such action; provided, however, that the counsel selected by Landlord in connection with any such proceeding(s) shall be reasonably acceptable to Landlord and the undersigned, and (b) that if as a result of any such action Landlord is divested of, or ordered to convey, all or any portion of the fee simple title to the Premises, then the undersigned, jointly and severally, shall either (i) pay to Landlord the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease with respect to the value of the portion of the Premises that Landlord is divested of or ordered to convey or (ii) pay the full amount of the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease and receive from Landlord a transfer of all title of Landlord to the Premises. Notwithstanding the foregoing, Landlord (by its acceptance hereof) hereby agrees that if Landlord is divested of, or ordered to convey, all or any portion of the fee simple title to the Premises as stated in the immediately preceding sentence, then Landlord shall be obligated to use commercially reasonable efforts to obtain recovery under the terms and conditions of the Owner's Policy of Title Insurance in the amount of $6,600,000.00 (the "Title Policy") obtained by Landlord when it acquired the Premises prior to enforcement against any of the undersigned of any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence; provided, however, that to the extent Landlord is not successful in its commercially reasonable efforts to recover under the terms and conditions of the Title Policy (i.e., to the extent Landlord recovers amounts under the Title Policy, such amounts shall serve to offset the liability of the undersigned to Landlord pursuant to the immediately preceding sentence), upon the expiration of one (1) year following the date Landlord made a written claim under the Title Policy pursuant to the terms and conditions thereof, Landlord shall then be permitted to enforce against the undersigned any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence. As used in the immediately preceding sentence, "commercially reasonable efforts" shall be deemed to mean Landlord having made a written claim under the Title Policy pursuant to the terms and conditions thereof, and if Landlord's claim under the Title Policy is denied by the insurer thereunder, filing a lawsuit against said insurer (with counsel reasonably acceptable to Landlord and the undersigned); provided, however, that following the filing of such law suit, the undersigned shall be jointly and severally responsible (and shall promptly reimburse Landlord) for any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, to such action against the insurer under the Title Policy.

         The undersigned hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment and suit on the part of Landlord in the enforcement of any liability, obligation or duty guaranteed hereby.

         The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant or its estate in bankruptcy, or if any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal Bankruptcy act, or any similar law or statute of the United States or any state thereof. Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such extensions, amendments, assignments, subleases, or other covenants with respect to the Lease as the may deem appropriate; and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Tenant under the Lease as so extended, amended, assigned or otherwise modified.

         The undersigned acknowledges and agrees that the laws of the State of Texas govern the validity, construction of terms and interpretation of the rights and duties of the parties with respect to this Guaranty.

         It is understood that other agreements similar to this Guaranty may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains another signature of more than one guarantor on this Guaranty or by obtaining additional guaranty agreements, or both, the undersigned agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (iii) release one or more of the guarantors from liability. The undersigned further agrees that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

         If a party executing this Guaranty is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of such corporation, in a duly held meeting, has determined that this Guaranty may reasonably be expected to benefit the corporation.

         The undersigned agrees that if Landlord shall employ an attorney to present, enforce or defend all of Landlord's rights or remedies hereunder, the undersigned shall pay any reasonable attorney's fees incurred by Landlord in such connection.

         The undersigned represents and warrants to Landlord that Tenant is affiliated with the undersigned and that the undersigned has determined that this Guaranty reasonably may be expected to benefit the undersigned.

         This Guaranty shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of Landlord and Landlord's successors and assigns.


           EXECUTED in ______________ County, Texas, this ____ day of December, 2001, to be effective as of the same date as the effective date of execution of the Lease.


                                        ULTRAK, INC., a Delaware corporation


Attest:

___________________________          By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________

                                     Address:          1301 Waters Ridge Drive
                                                       Lewisville, Texas  75057

                [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]
                                    ULTRAK GP, INC., a Delaware corporation


Attest:

___________________________          By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________

                                     Address:          c/o Ultrak, Inc.
                                                       1301 Waters Ridge Drive
                                                       Lewisville, Texas  75057

                                        ULTRAK LP, INC., a Delaware corporation


Attest:

___________________________          By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                     Address:          c/o Ultrak, Inc.
                                                       1301 Waters Ridge Drive
                                                       Lewisville, Texas  75057


                                     DIAMOND ELECTRONICS, INC.,
                                     an Ohio corporation


Attest:

___________________________          By:_________________________________
                                     Name:_______________________________
                                     Title:______________________________

                                     Address:          c/o Ultrak, Inc.
                                                       1301 Waters Ridge Drive
                                                       Lewisville, Texas  75057



                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                     MONITOR DYNAMICS, INC.,
                                     a California corporation


Attest:

___________________________          By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________

                                     Address:          c/o Ultrak, Inc.
                                                       1301 Waters Ridge Drive
                                                       Lewisville, Texas  75057



                                     ABM DATA SYSTEMS, INC.,
                                     a Texas corporation



Attest:

___________________________          By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                     Address:          c/o Ultrak, Inc.
                                                       1301 Waters Ridge Drive
                                                       Lewisville, Texas  75057


                                     SECURITY WARRANTY, INC.,
                                     a Texas corporation


Attest:

___________________________          By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                     Address:          c/o Ultrak, Inc.
                                                       1301 Waters Ridge Drive
                                                       Lewisville, Texas  75057


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


         This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
ULTRAK, INC., a Delaware corporation, for and on behalf of said corporation.




                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:





THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


         This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
ULTRAK GP, INC., a Delaware corporation, for and on behalf of said corporation.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


        This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
ULTRAK LP, INC., a Delaware corporation, for and on behalf of said corporation.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:




THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


         This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
DIAMOND ELECTRONICS, INC., an Ohio corporation, for and on behalf of said corporation.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:






                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


         This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
MONITOR DYNAMICS, INC., a California corporation, for and on behalf of said corporation.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:




THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


         This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
ABM DATA SYSTEMS, INC., a Texas corporation, for and on behalf of said corporation.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:




                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS               ss.
                                          ss.
COUNTY  OF  ______________       ss.


        This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
SECURITY WARRANTY, INC., a Texas corporation, for and on behalf of said corporation.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:

                                  EXHIBIT "C-2"

                                    GUARANTY

In order to induce BRIARWOOD WATERS RIDGE LP, a Texas limited partnership ("Landlord"), to execute the foregoing Lease Agreement (the "Lease") with ULTRAK OPERATING, L.P., a Texas limited partnership ("Tenant"), for a certain Premises (herein so called and as defined in the Lease) in the City of Lewisville, Denton County, Texas, the undersigned, GEORGE K. BROADY, an individual resident of Dallas County, Texas (being hereinafter referred to as the "undersigned") hereby agrees as follows:

         The undersigned hereby guarantees the payment of up to $720,000 of Minimum Rent (as defined in the Lease) payable by Tenant under the terms of the Lease, to the extent Landlord does not collect any such Minimum Rent from Tenant or Ultrak, Inc., a Delaware corporation, after exercising all available remedies against such parties. Notwithstanding anything to the contrary herein, the maximum liability of the undersigned under this Guaranty with respect to Minimum Rent (as defined in the Lease) payable by Tenant under the terms of the Lease shall be the sum of (i) $720,000 of the Minimum Rent and (ii) any reasonable attorneys' fees incurred by Landlord in enforcing this Guaranty.

         In addition, the undersigned hereby agrees that if (but only if) any action is instituted by or on behalf of Tenant or any person or entity affiliated, directly or indirectly, with Tenant (including, without limitation, the undersigned) which challenges or seeks to challenge Landlord's ownership of fee simple title to the Premises or any portion thereof, then the undersigned hereby agrees (a) that regardless of which party prevails in any such action, the undersigned shall indemnify and hold harmless Landlord and its successors and/or assigns from and against any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, to such action; provided, however, that the counsel selected by Landlord in connection with any such proceeding(s) shall be reasonably acceptable to Landlord and the undersigned, and (b) that if as a result of any such action Landlord is divested of, or ordered to convey, all or any portion of the fee simple title to the Premises, then the undersigned shall either (i) pay to Landlord the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease with respect to the value of the portion of the Premises that Landlord is divested of or ordered to convey or
(ii) pay the full amount of the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease and receive from Landlord a transfer of all title of Landlord to the Premises. Notwithstanding the foregoing, Landlord (by its acceptance hereof) hereby agrees that (A) prior to or concurrently with enforcement against the undersigned of any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence, Landlord shall seek to recover such amounts from Tenant and Ultrak, Inc., and to the extent Landlord recovers amounts from Tenant and/or Ultrak, Inc. in any such prior or concurrent action, such amounts shall serve to offset the liability of the undersigned to Landlord pursuant to the immediately preceding sentence, and (B) if Landlord is divested of, or ordered to convey, all or any portion of the fee simple title to the Premises as stated in the immediately preceding sentence, then Landlord shall be obligated to use commercially reasonable efforts to obtain recovery under the terms and conditions of the Owner's Policy of Title Insurance in the amount of $6,600,000.00 (the "Title Policy") obtained by Landlord when it acquired the Premises prior to enforcement against the undersigned of any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence; provided, however, that to the extent Landlord is not successful in its commercially reasonable efforts to recover under the terms and conditions of the Title Policy (i.e., to the extent Landlord recovers amounts under the Title Policy, such amounts shall serve to offset the liability of the undersigned to Landlord pursuant to the immediately preceding sentence), upon the expiration of one (1) year following the date Landlord made a written claim under the Title Policy pursuant to the terms and conditions thereof, Landlord shall then be permitted to enforce against the undersigned any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence. As used in the immediately preceding sentence, "commercially reasonable efforts" shall be deemed to mean Landlord having made a written claim under the Title Policy pursuant to the terms and conditions thereof, and if Landlord's claim under the Title Policy is denied by the insurer thereunder, filing a lawsuit against said insurer (with counsel selected by the undersigned, approved by Landlord in its reasonable discretion). Following the filing of such lawsuit and any recovery by Landlord of amounts from the undersigned under this Guaranty, upon the written request of the undersigned Landlord shall either (1) to the extent permitted by applicable law, assign the lawsuit to the undersigned, so that the undersigned my pursue such lawsuit at its sole cost and expense, or (2) if such assignment is not permitted by applicable law, and if the undersigned desires that Landlord continue diligently pursuing the lawsuit against the insurer under the Title Policy for the benefit of the undersigned, Landlord shall do so and the undersigned shall be solely responsible (and shall promptly reimburse Landlord) for any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, to such action against the insurer under the Title Policy.

         The undersigned hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment and suit on the part of Landlord in the enforcement of any liability, obligation or duty guaranteed hereby.

         The undersigned further agrees that Landlord shall be first (or concurrently) required to enforce against Tenant or any other person any liability, obligation or duty guaranteed hereby before and/or concurrently with seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant or its estate in bankruptcy, or if any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal Bankruptcy act, or any similar law or statute of the United States or any state thereof. Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such extensions, amendments, assignments, subleases, or other covenants with respect to the Lease as the may deem appropriate; and the undersigned shall not be released thereby, but shall continue to be fully liable hereunder with respect to the Lease as so extended, amended, assigned or otherwise modified.

         The undersigned acknowledges and agrees that the laws of the State of Texas govern the validity, construction of terms and interpretation of the rights and duties of the parties with respect to this Guaranty.

         It is understood that other agreements similar to this Guaranty may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains another signature of more than one guarantor on this Guaranty or by obtaining additional guaranty agreements, or both, the undersigned agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (iii) release one or more of the guarantors from liability. The undersigned further agrees that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

         If a party executing this Guaranty is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of such corporation, in a duly held meeting, has determined that this Guaranty may reasonably be expected to benefit the corporation.

         The undersigned agrees that if Landlord shall employ an attorney to present, enforce or defend all of Landlord's rights or remedies hereunder, the undersigned shall pay any reasonable attorney's fees incurred by Landlord in such connection.

         The undersigned represents and warrants to Landlord that Tenant is affiliated with the undersigned and that the undersigned has determined that this Guaranty reasonably may be expected to benefit the undersigned.

         This Guaranty shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of Landlord and Landlord's successors and assigns.


         EXECUTED in ______________ County, Texas, this ____ day of December, 2001, to be effective as of the same date as the effective date of execution of the Lease.




                                                  ______________________________
                                                  George K. Broady, Individually

                                                  Address:______________________

                                                          ______________________


                                CONSENT OF SPOUSE

         The undersigned is the spouse of George K. Broady, a guarantor under the terms of the above-executed Guaranty. By executing this Consent, the undersigned hereby acknowledges the terms and obligations of the above Guaranty and that the Guaranty is binding upon the marital community assets of George K. Broady and the undersigned spouse.


                                            ____________________________________
                                            Name: ______________________________

THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


     This instrument was acknowledged before me on the ______ day of December, 2001, by GEORGE K. BROADY.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                      My Commission Expires:



THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


     This instrument was acknowledged before me on the ______ day of December, 2001, by _______________.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:

                                   EXHIBIT "D"

                     MEMORANDUM OF LEASE AND PURCHASE OPTION


        THIS MEMORANDUM OF LEASE (this "Memorandum") is entered into by and between BRIARWOOD WATERS RIDGE LP, a Texas limited partnership ("Landlord"), as landlord, and ULTRAK OPERATING, L.P., a Texas limited partnership ("Tenant"), as tenant.

                                   WITNESSETH:

         1. Premises. Landlord and Tenant have entered into a Lease Agreement (the "Lease") dated on or about the date hereof, for certain inproved real property in Lewisville, Denton County, Texas, which land is more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes.

         2. Term. The Lease has an initial term of thirty (30) full calendar months expiring on June 30, 2004.

         3. Purchase Option. The Lease also contains certain rights in favor of Tenant to purchase the Premises (as defined in the Lease).

         4. Incorporation of Lease. This Memorandum is for information purposes only and nothing contained herein shall be deemed to in any way modify or otherwise affect any of the terms and conditions of the Lease, the terms of which are incorporated herein by reference. This instrument is merely a memorandum of the Lease and is subject to all of the terms, provisions and conditions of the Lease. In the event of any inconsistency between the terms of the Lease and this instrument, the terms of the Lease shall prevail.

         5. Intention of Parties; Contingent Security Interest. Landlord and Tenant each hereby acknowledge and agree that the parties hereto fully intend that the transaction contemplated by the Lease be a lease transaction and establish only the relationship of landlord and tenant by and between Landlord and Tenant. Notwithstanding the foregoing, if, and only if, the transaction contemplated by the Lease is deemed by any court or other legal authority to be a loan or other category of financing transaction, and Landlord's fee simple ownership of the Premises (or any portion thereof) is in any way disputed or challenged, then the following provisions shall automatically be applicable:

         (a) to secure the payment of the obligations and the full and faithful performance of the covenants and agreements contained in the Lease, as well as the full payment to Landlord of the

Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease, Tenant hereby grants and conveys the Premises to Christopher I. Clark of Dallas County, Texas ("Trustee"), to have and to hold the Premises pursuant to the terms of this Section 4; moreover, Tenant hereby grants, conveys and pledges to Landlord a security interest in all of the Personalty;

         (b) Tenant shall forever warrant and defend the title and quiet possession of the Premises unto Trustee and Landlord, and the validity and priority of the lien of this Section 4, against the lawful claims and demands of all persons whomsoever, and this warranty of title shall survive the foreclosure of the lien of this Section 4 and shall inure to the benefit of and be enforceable by any person who may acquire the Premises pursuant to foreclosure, trustee's sale or other exercise by Landlord of the rights and remedies provided in this Section 4;

         (c) All amounts due under the Lease, as well as full payment to Landlord of the Purchase Price prescribed in the Purchase Option set forth in
Section 26 of the Lease, at the option of the Landlord, shall become at once due and payable without demand or notice other than the demand or notice provided for in this paragraph (c); and provided that all or any portion of all such amounts remain unpaid, and the Trustee when requested so to do so by Landlord, shall sell the Premises and the Personalty at public auction to the highest bidder for cash, between the hours of ten o'clock A.M. and four o'clock P.M. on the first Tuesday in any month, at the door of the Courthouse in the County in which the Premises, or any part thereof are situated, in accordance with the requirement specified in Section 51.002 if the Texas Property Code, and after advertising same in accordance with the requirements of Section 51.002 of the Texas Property Code.

         (d) If and to the extent that subsections (a), (b) and (c) become applicable to this transaction, Landlord may substitute any other Trustee for the above-mentioned Christopher I. Clark, with or without cause and with or without notice having been provided to Tenant.

         (e) Notwithstanding the foregoing, Landlord and Tenant hereby acknowledge and agree that commencing at the end of the last day on which Tenant is permitted under Section 26 of the Lease to properly and validly exercise its Purchase Option, the expiration of such Purchase Option shall be deemed to be a deed in lieu of foreclosure with respect to the Premises as consideration for the right of Tenant to remain in possession of the Premises for the balance of the term of this Lease; and in this regard, Tenant's remaining in the Premises beyond the end of the last day on which Tenant is permitted under Section 26 of the Lease to properly and validly exercise its Purchase Option will conclusively be deemed to constitute such deed in lieu of foreclosure to Landlord.

         6. Tenant's Information. Tenant's Organizational Identification Number issued by the Secretary of State of Texas is 85612-10. Tenant's Tax Identification Number is 75-2625985.

         7. Waiver of Repurchase Option. Notwithstanding anything to the contrary contained in the Lease (including, without limitation, the terms of Section 26 of the Lease), Tenant hereby acknowledges and agrees that it fully and completely waives any and all rights that Tenant may ever have (i.e., now and/or in the future) to exercise the option to repurchase the Premises (or any portion thereof) pursuant to the terms of Article XII of that certain Master Declaration of Covenants, Restrictions and Development Standards Applicable to Waters' Ridge dated June 1, 1984, recorded in Volume 1423, Page 680, Deed Records of Denton County, Texas, as amended.

         8. Binding Effect. The rights and obligations set forth herein shall be binding upon and insure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. Notwithstanding any contrary provision hereof, upon execution and recordation of an instrument in the Real Property Records of Denton County, Texas by the then owner of fee title to the land described on Exhibit "A" hereto which references this instrument and provides that the Lease has expired or been terminated or that certain rights of Tenant thereunder are no longer in force and effect, all persons shall be entitled to rely thereon without any duty of investigation or inquiry.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties have executed this Memorandum of Lease to be effective as of the Effective Date.

                           LANDLORD:

                           BRIARWOOD WATERS RIDGE LP,
                           a Texas limited partnership

                           By:      Briarwood Capital Corporation,
                                    a Texas corporation, its General Partner


                                    By:_________________________________________
                                       H. Walker Royall, President



                           TENANT:

                           ULTRAK OPERATING, L.P.,
                           a Texas limited partnership

                           By: Ultrak GP, Inc., a Texas corporation, its General Partner


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.

         This instrument was acknowledged before me on the ______ day of December, 2001, by H. Walker Royall, in his capacity as President of Briarwood Capital Corporation, a Texas corporation, in its capacity as General Partner of BRIARWOOD WATERS RIDGE LP, a Texas limited partnership, for and on behalf of said corporation and limited partnership.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:

THE STATE OF TEXAS               ss.
                                 ss.
COUNTY  OF  ______________       ss.


         This instrument was acknowledged before me on the ______ day of December, 2001, by _____________________________, as ___________________ of
Ultrak GP, Inc., a Delaware corporation, in its capacity = as General Partner of ULTRAK OPERATING, L.P., a Texas limited partnership, for and on behalf of said corporation and limited partnership.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:

                       Exhibit "A" to Memorandum of Lease

                                Legal Description

                                   EXHIBIT "E"

                              THE WARRANT AGREEMENT



                         [attached following this page]

                                  ULTRAK, INC.

                                       AND

                            BRIARWOOD WATERS RIDGE LP




                                 ---------------

                                WARRANT AGREEMENT

                        Dated as of December _____, 2001

                                WARRANT AGREEMENT


         This WARRANT AGREEMENT (this "Agreement") is dated as of December _____, 2001, by and between ULTRAK, INC., a Delaware corporation (the "Company"), and BRIARWOOD WATERS RIDGE LP, a Texas limited partnership (the "Grantee").



                              W I T N E S S E T H:



         WHEREAS, in connection with that certain Contract of Sale dated as of December 13, 2001, by and between the Company and Grantee whereby Grantee has agreed to purchase certain property from the Company (the "Purchase Agreement") the Board of Directors of the Company desires to grant to Grantee warrants (the "Warrants") to purchase 100,000 shares of common stock of the Company (the "Common Stock");

         WHEREAS, this Agreement is executed and the Warrants are granted pursuant to the Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant. Subject to the terms and conditions hereof, Grantee is hereby granted Warrants by which Grantee has the right to purchase, at any time prior to the tenth anniversary of the date of this Agreement (the "Expiration Date"), at 5:00 p.m., Dallas, Texas time on such date, up to 100,000 shares of Common Stock (the "Shares"). One share of Common Stock is hereinafter referred to as a "Warrant Security" and more than one collectively referred to as the "Warrant Securities."

         2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. Exercise of Warrant. The Warrants initially are exercisable at an aggregate initial exercise price (subject to adjustment as provided in Section 8 hereof) per Warrant Security set forth in Section 6 hereof payable by certified or official bank check, subject to adjustment as provided in Section 8 hereof. In the alternative, each Holder may exercise its right to receive Warrant Securities on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Securities otherwise issuable upon exercise of its Warrants less that number of Warrant Securities having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Securities purchased, at the Company's principal offices (presently located at 1301 Waters Ridge Drive, Lewisville, Texas 75057), the registered holder of a Warrant Certificate ("Holder" or

"Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holders thereof, in whole or part (but (i) not as to fractional shares of the Common Stock, and (ii) not in increments of less than the lesser of (x) 10,000 Shares or (y) the unexercised balance of all Warrant Securities). In the case of the purchase of less than all Warrant Securities purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Securities purchasable thereunder.

         4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock and/or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within ten (10) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the Shares (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or Chief Executive Officer, President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         5. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof in violation of the Securities Act (as defined below). This Agreement is binding upon any Holder(s) of a Warrant Certificate and their respective heirs, successors, and permitted assigns. The Holder may assign interests granted by this Agreement in amounts equal to the lesser of (x) 10,000 Shares or (y) the unexercised balance of all Warrant Securities, provided that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Holder and, provided further, that the assignment is made pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). If requested by the Company, the Holder must also furnish to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

         6. Exercise Price.

              6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be $1.55 per Warrant Security. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

              6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         7. Restrictive Legends. The Warrant Certificates, any certificates representing the Shares underlying the Warrants and any of the other securities issuable upon exercise of the Warrants shall bear the following restrictive legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
                  (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

         8. Adjustments to Exercise Price and Number of Securities.

              8.1 Adjustments for Change in Capital Stock. If at any time after the date of this Agreement, the Company:

              (a) pays a dividend or makes a distribution on its Common Stock exclusively in shares of its Common Stock;

              (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

              (c) combines its outstanding shares of Common Stock into a smaller number of shares;

              (d) pays a dividend or makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

              (e) issues by reclassification of its Common Stock any shares of its capital stock;

then the Holders of the unexercised Warrants shall thereafter be entitled to receive, upon the exercise of such Warrants, the same shares of Common Stock and other securities that they would have owned or been entitled to receive immediately after such event as if the Warrants had been exercised immediately prior to such event. The adjustment pursuant to this Section 8.1 shall be made successively each time that any event listed in this Section 8.1 above shall occur. Upon each adjustment in the number of shares for which a Warrant is exercisable pursuant to this

Section 8.1, the Exercise Price for such Warrants shall be adjusted to equal an amount per share of Common Stock equal to the Exercise Price before such adjustment multiplied by a fraction, of which the numerator is the number of shares of Common Stock for which a Warrant is exercisable immediately before giving effect to such adjustment, and the denominator of which is the number of shares of Common Stock for which a Warrant is exercisable immediately after giving effect to such adjustment.

              8.2 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

              8.3 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

              8.4 No Adjustment of Exercise Price in Certain Cases. Notwithstanding anything to the contrary contained herein, no adjustment of the Exercise Price or number of shares of Common Stock shall be made:

                  (a) If the amount of such adjustment shall be less than two cents ($.02) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($.02) per Warrant Security; or

                  (b) If the Exercise Price would be less than the par value per share of Common Stock.

              8.5 Statement on Warrant Certificate. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designed by the Holder thereof at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         10. Elimination of Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If one or more Warrants shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current Market Price of a share of Common Stock. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by The Nasdaq Stock Market's National Market or SmallCap Market ("Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted by the NASD or such similar organization, the fair market value of a share of Common Stock as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         11. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

         12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                   (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                       (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                       (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of such events, the Company shall give written notice of such event to the Holders at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

                       (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                       (b)   If to the Company, to the address set forth in
                             Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

         14. Supplements and Amendments. The Company and Grantee may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Grantee may deem necessary or desirable and which the Company and Grantee deem shall not adversely affect the interests of the Holders of the Warrant Certificates. If Grantee no longer owns any Warrants, then this Agreement may be amended by the Company and the Holders of a majority of the then outstanding Warrants.

         15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

         16. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of such State without giving effect to the rules of such State governing the conflicts of laws.

         17. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         18. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         19. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor shall they be construed as, a part of this Agreement and shall be given no substantive effect.

         20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Grantee and any other registered Holder(s) of the Warrant Certificates or Warrants Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and Grantee and any other registered Holders of Warrant Certificates or Warrant Securities.

         21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         22. Usury. It is the intention of the parties hereto to conform strictly to any usury laws in force that apply to this transaction or any transaction contemplated by the Purchase Agreement. Accordingly, all agreements among the parties hereto are hereby limited so that in no contingency shall the exercise of the Warrants plus any and all other monies received (if such sums are deemed to be interest) contracted for, charged or received by Grantee with respect to this Agreement or the Purchase Agreement, exceed the Highest Lawful Rate. The "Highest Lawful Rate" means the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received under the laws of the United States and the laws of such states as may be applicable thereto which are presently in effect or, to the extent allowed under such applicable laws of the United States and the laws of such states, which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. If, from any circumstance whatsoever, interest under any agreement to which Grantee and Company or Grantee and Seller (as such term is defined in the Purchase Agreement) are parties would otherwise be payable in excess of the Highest Lawful Rate, and if from any circumstance Grantee shall ever receive anything of value deemed interest by applicable law in excess of the Highest Lawful Rate, then Grantee's receipt of such excess interest shall be deemed a mistake and the same shall be repaid to Seller or credited to any unpaid principal or any other amounts due Grantee.

         23. Representations and Warranties. The Company represents and warrants as of the date hereof as follows: (i) the Company and each of its material Subsidiaries (including, without limitation, Ultrak Operating, L.P., a Texas limited partnership, and Ultrak GP, Inc., a Delaware corporation) (a) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite corporate or other power and authority to own its properties and carry on its business as now being and as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business or the ownership of its assets makes such qualification necessary and where the failure to be so qualified would have material adverse effect upon the Company and/or such material Subsidiary(ies); (ii) the Company has the power and authority and legal right to execute, deliver and perform its respective obligations under this Agreement; (iii) the execution, delivery, and performance by the Company of this Agreement and compliance with the terms and provisions hereof has been duly authorized by all requisite corporate or other entity action on the part of the Company and does not and will not violate or conflict with, or result in a breach (whether through notice or lapse of time) of or require any consent under the Certificate of Incorporation or bylaws of the Company or any amendments to any of the foregoing; and (iv) assuming the truth and accuracy of Grantee's representations contained in this Agreement that Grantee is acquiring the Warrants as an investment and not with a view to the distribution thereof, the issuance and sale of the Warrants to Grantee under the Warrant Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended.


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


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                  ULTRAK, INC.,
                                  a Delaware corporation


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  BRIARWOOD WATERS RIDGE LP,
                                  a Texas limited partnership

                                  By:   Briarwood Capital Corporation,
                                        a Texas corporation, its General Partner


                                        By:  ___________________________________
                                             H. Walker Royall, President

                                   EXHIBIT A
                         [FORM OF WARRANT CERTIFICATE]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


                           EXERCISABLE ON OR BEFORE
               5:00 P.M., DALLAS, TEXAS TIME, DECEMBER ___, 2011


No. W-001                                              Warrants to Purchase
                                                 100,000 Shares of Common Stock



                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that BRIARWOOD WATERS RIDGE LP, a Texas limited partnership, or registered assigns, is the registered holder of Warrants to purchase, until the tenth anniversary of the Warrant Agreement (the "Warrant Agreement") by and between Ultrak, Inc., a Delaware corporation (the "Company"), and Briarwood Waters Ridge LP, a Texas limited partnership ("Grantee"), at 5:00 p.m. Dallas, Texas time on such date (the "Expiration Date"), fully-paid and non-assessable shares of common stock, $0.01 par value ("Common Stock") of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.55 per share, of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of December _____, 2001, by and between the Company and Grantee. Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company, or alternatively through other exercise as specified in the Warrant Agreement.

         No Warrant may be exercised after 5:00 p.m., Dallas, Texas time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of

Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. If any term of this Warrant Certificate conflicts with the terms of the Warrant Agreement, then the terms of the Warrant Agreement shall control and prevail.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.




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                                                        -----------------------

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

         Dated as of December __, 2001.

                                     ULTRAK, INC.,
                                     a Delaware corporation


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


[SEAL]

Attest:


_____________________________
Name:________________________
Title:_______________________

                              ELECTION TO PURCHASE


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Common Stock and herewith tenders in payment for such shares of Common Stock cash or a certified or official bank check payable to the order of ___________________________________ in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _____________________________________, whose address is ___________________
_____________________________, and that such Certificate be delivered to whose address is _____________________________________________________.


Dated:________________________        Signature:________________________________
                                               (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face of the
                                               Warrant Certificate)














                    _______________________________________
                    _______________________________________
                       (Insert Social Security or Other
                         Identifying Number of Holder)

                                  ASSIGNMENT

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate)


         FOR VALUE RECEIVED_____________________________________________________

hereby sells, assigns and transfers unto________________________________________
________________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint_____________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:________________________        Signature:________________________________
                                                (Signature  must  conform in all
                                                respects to name of  holder  as
                                                specified  on  the  face  of the
                                                Warrant Certificate)




                    _______________________________________
                    _______________________________________
                       (Insert Social Security or Other
                        Identifying Number of Assignee)